    As filed with the Securities and Exchange Commission on February 12, 2003

                                                      Registration No. 333-57210
                                                                       811-07798


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )

                         Post-Effective Amendment No. 3                   ( X )


                                       and

                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 3                          ( X )


                  NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000

                             Marijo F. Murphy, Esq.
                 New York Life Insurance and Annuity Corporation
                                51 Madison Avenue
                            New York, New York 10010
                     (Name and Address of Agent for Service)

                                    Copy to:

        Stephen E. Roth, Esq.                    Sheila K. Davidson, Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and General Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ] on ___________ pursuant to paragraph (b) of Rule 485.

[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[x] on May 1, 2003 pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
               NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE
         NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE
                             PROSPECTUS-MAY 1, 2003

   TWO FLEXIBLE PREMIUM LIFE INSURANCE CONTRACTS OFFERED TO INDIVIDUALS UNDER
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

         You can send service requests to us at the following address:

           New York Life Insurance and Annuity Corporation ("NYLIAC")
                      Attn: Individual Policyowner Service
                    11400 Tomahawk Creek Parkway, Suite 200
                             Leawood, KS 66211-2672
                           Telephone: (888) 695-4748

     This prospectus describes two different policies issued by NYLIAC. The Pinnacle VUL policy insures one person and pays a death benefit upon that person's death. The Pinnacle SVUL policy insures two people and pays a death benefit upon the death of the second person. Throughout this prospectus that second person is described as the last surviving insured. Other differences between the VUL and SVUL policies are noted in this prospectus.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction in which such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
Benefits and Risks...................     4
  Benefits...........................     4
  Risks..............................     6
Table of Fees and Expenses...........     8
  Transaction Fees...................     8
  Periodic Charges Other Than Funds'
     Operating Expenses..............     9
  Funds' Annual Operating Expenses...    12
Definitions..........................    13
Management and Organization..........    15
  Insurer............................    15
  Your Policy........................    15
  About the Separate Account.........    15
  Our Rights.........................    16
  The Fixed Accounts.................    16
  How to Reach Us for Policy
     Services........................    16
  Funds and Eligible Portfolios......    17
  Investment Return..................    20
  Voting.............................    20
Charges Associated with the Policy...    21
  Deductions from Premiums...........    21
     Sales Expense Charges...........    21
     State Tax Charge................    21
     Federal Tax Charge..............    21
  Deductions from Cash Surrender
     Value...........................    21
     Monthly Contract Charge.........    22
     Charge for Cost of Insurance
       Protection....................    22
     Mortality and Expense Risk
       Charge........................    22
     Monthly per Thousand Face Amount
       Charge........................    23
     Rider Charges...................    23
     Expense Allocation..............    23
  Charges for Federal Income Taxes...    24
  Fund Charges.......................    24
  Fund Annual Expenses...............    25
Description of the Policy............    27
  The Parties........................    27
     Policyowner.....................    27
     Insured.........................    27
     Beneficiary.....................    27
  The Policy.........................    27
     How the Policy is Available.....    28
     Policy Premiums.................    28
     Cash Value......................    28

                                        PAGE
                                        ----
     Investment Divisions and the
       Fixed Accounts................    28
     Amount in the Separate
       Account.......................    29
     Amount in the Fixed Accounts....    29
     Transfers Among Investment
       Divisions and the Fixed
       Accounts......................    29
  Options Available at No Additional
     Charge..........................    31
     Dollar Cost Averaging...........    31
     Enhanced Dollar Cost
       Averaging.....................    31
     Automatic Asset Reallocation....    31
     Interest Sweep..................    31
     Expense Allocation..............    31
  Additional Benefits through Riders
     and Options.....................    31
  Maturity Date......................    34
  Tax-Free "Section 1035" Insurance
     Policy Exchanges................    35
  24-Month Exchange Privilege........    35
Premiums.............................    36
  Planned Premium....................    36
  Unplanned Premium..................    36
  Timing and Valuation...............    37
  Free Look..........................    37
  Premium Payments...................    38
  Premium Payments Returned for
     Insufficient Funds..............    38
Policy Payment Information...........    38
  When Life Insurance Coverage
     Begins..........................    38
  Changing the Face Amount of Your
     Policy..........................    38
  Policy Proceeds....................    39
  Payees.............................    39
  When We Pay Policy Proceeds........    40
  Death Claims.......................    41
  Electing or Changing a Payment
     Option..........................    42
  Life Insurance Benefit Options.....    42
     Changing Your Life Insurance
       Benefit Option................    44
Additional Policy Provisions.........    44
  Limits on Our Rights to Challenge
     Your Policy.....................    44
  Suicide............................    44
  Misstatement of Age or Gender......    45
  Assignment.........................    45

                                        PAGE
                                        ----
Surrenders...........................    45
  Partial Surrenders.................    45
     Amount Available for a Partial
       Surrender.....................    45
     Requesting a Partial
       Surrender.....................    45
     The Effect of a Partial
       Surrender.....................    46
  Full Surrenders....................    47
     Cash Surrender Value............    47
     Alternative Cash Surrender
       Value.........................    47
     Requesting a Surrender..........    47
     When the Surrender is
       Effective.....................    47
Loans................................    48
  Your Policy as Collateral for a
     Loan............................    48
  Loan Interest......................    48
  Interest on the Cash Value Held as
     Collateral......................    48
  When Loan Interest is Due..........    49
  Loan Repayment.....................    49
  Excess Loan Condition..............    49
  The Effect of a Policy Loan........    49
Termination and Reinstatement........    50
  Late Period........................    50
  No-Lapse Guarantee.................    50
  Reinstatement Option...............    51

                                        PAGE
                                        ----
Federal Income Tax Considerations....    52
  Our Intent.........................    52
  Diversification Standards and
     Control Issues..................    52
  Life Insurance Status of the
     Policy..........................    53
  Reasonableness Requirement for
     Charges.........................    53
  Modified Endowment Contract
     Status..........................    54
  Status of the Policy After the
     Insured is Age 100..............    54
  Partial and Full Surrenders........    55
  Policy Loans and Interest
     Deductions......................    56
  Corporate Owners...................    56
  Exchanges or Assignments of
     Policies........................    56
  Other Tax Issues...................    56
  Qualified Plans....................    57
  Withholding........................    57
Legal Proceedings....................    57
Records and Reports..................    57
Financial Statements.................    58
State Variations.....................    59

                               BENEFITS AND RISKS

                                    BENEFITS

PROTECTION

     NYLIAC Pinnacle Variable Universal Life Insurance ("VUL") and NYLIAC Pinnacle Survivorship Variable Universal Life Insurance ("SVUL") offer you the protection of permanent life insurance that can, over time, become a valuable asset.

     The policy provides permanent life insurance coverage with the opportunity for tax-deferred cash value accumulation. Premium payments, less any applicable charges, are added to the Investment Divisions according to your instructions. The investment return of the policy is based on:

     -- the amount in and performance of each Investment Division of the Separate Account;

     -- the amount in and interest crediting rate of the Fixed Accounts; and

     -- the charges we deduct.

     With the policy, you have the potential for higher rates of return and cash value accumulation than with a fixed rate insurance policy.

FLEXIBLE PREMIUMS

     Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease or stop making premium payments to meet your changing needs.

NO-LAPSE GUARANTEE

     The policy offers a no-lapse guarantee. This ensures that your policy will remain in effect during the first three policy years, provided that your policy premium payments satisfy the minimum premium test. In the thirty-seventh month, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will lapse. This benefit prevents your policy from lapsing for three years, regardless of your account performance. The guarantee period will end before the third policy anniversary if: (1) you do not pass the minimum premium test, (2) you change the Face Amount of the policy or the Life Insurance Benefit option resulting in a change in Face Amount, (3) you add or delete any riders to the policy, or increase or decrease rider coverage amounts, or (4) there is a change in underwriting class. The no-lapse guarantee is not available if the policy is issued with the Scheduled Term Insurance Rider or Scheduled Supplementary Term Insurance Rider.

LIQUIDITY THROUGH LOANS

     The policy allows you to access your policy's Cash Value through loans. Your policy value will be used as collateral to secure any policy loan. You can borrow an amount up to the loan value of your policy. The loan value of your policy is discussed more fully in the section below entitled "Loans."

LIQUIDITY THROUGH PARTIAL SURRENDERS

     You can also request a partial surrender from your policy for an amount up to the Cash Surrender Value of your policy. Partial surrenders will reduce the policy's Cash Value and can reduce your Life Insurance Benefit. We will not allow a partial surrender for an amount that would cause your policy's Face Amount, Target Face Amount or Total Face Amount to fall below $500,000 ($250,000 of which is the minimum Face Amount requirement). Certain charges may apply. Partial surrenders can result in a taxable event.

ALTERNATIVE CASH SURRENDER VALUE

     An Alternative Cash Surrender Value (ACSV) may be made available to a Corporation, Irrevocable Trust or other defined policyowner class if we agree. If your policy has an ACSV, the policy can be surrendered within the first ten years for the ACSV. The ACSV equals the Cash Surrender Value plus the unamortized ACSV benefit. Policies with an ACSV will have higher mortality and expense risk charges.

INVESTMENT DIVISION OPTIONS

     This policy offers you a choice of 40 Investment Divisions and the Fixed Accounts. The transfer of value between the Investment Divisions can be made within limits. You can change your Investment Division and fixed account allocations tax-free during the life of the policy.

CHANGE THE AMOUNT OF COVERAGE

     With the policy, you are able to increase or decrease the policy's Face Amount. Increases are subject to underwriting. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will also result in additional cost of insurance charges and a new seven-year testing period for modified endowment contract status. Increases may result in an increase to the Target Premium. We can limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to purchase additional insurance through an existing term insurance rider rather than increasing the Face Amount of your policy. (See "The Policies--Additional Benefits Through Riders" for details.)

THREE LIFE INSURANCE BENEFIT OPTIONS

     The policy offers different life insurance benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the life insurance benefit will be calculated.

     -- Option 1--a level benefit equal to your policy's Face Amount.

     -- Option 2--a benefit which varies and equals the sum of your policy's
        Face Amount and Cash Value.

     -- Option 3--a benefit which varies and equals the sum of your policy's
        Face Amount and the Adjusted Total Premium.

AUTOMATED INVESTMENT FEATURES

     There are four administrative features available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation, Dollar Cost Averaging, Expense Allocation and Interest Sweep.

ENHANCED DOLLAR COST AVERAGING PROGRAM

     You may have the option of electing the Enhanced Dollar Cost Averaging Program (Enhanced DCA) that allows you to set up dollar cost averaging using the Enhanced DCA Fixed Account when an initial premium payment is made.

OPTIONAL RIDERS

     The policy offers additional insurance coverage and other benefits through several optional riders. Certain riders have costs associated with them.

POLICYOWNER SUPPORT

     As a policyowner, you have access to a password-protected Internet website, an automated 24-hour call-in service, toll-free telephone support and your registered representative if you have questions about your policy.

A HIGHLY-RATED COMPANY

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 150 years of experience in the offering of insurance products, and is a highly-rated insurer. Ratings only apply to the general account of NYLIAC, and not the performance of the policy's Investment Divisions, which will fluctuate with market conditions.

                                     RISKS

INVESTMENT RISK

     While you have the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF LAPSE

     Your policy can lapse even if you pay all of the planned premiums on time. Your policy involves risks, including the potential risk of loss of the principal invested.

     A policy that is maintained with a Cash Surrender Value just sufficient to cover monthly deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the no-lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required. In addition, by paying only the minimum required monthly premium, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your initial premium, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

POTENTIAL FOR INCREASED CHARGES

     The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown in your policy as the guaranteed maximum charges. In addition, we may increase the amount we deduct as a federal or state tax charge to reflect changes in tax law. Actual charges will never exceed the guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF LAPSE FROM POLICY LOANS

     The larger the loan becomes relative to the policy's Cash Surrender Value, the greater the risk that the policy's remaining Cash Surrender Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

     A loan, repaid or not, has a permanent effect on your Cash Surrender Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Standard Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in you being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; and (5) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.

PORTFOLIO RISKS

     A discussion of the risks of allocating Cash Value to each Fund can be found in that Fund's prospectus.

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay when you make a premium payment, a partial surrender, or transfer Cash Value between investment options.

                                TRANSACTION FEES

                 CHARGE                     WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
                 ------                     -----------------------                 ---------------
   Sales Expense Charge for premiums   When premium payment is applied in  Current: 56.75%
     paid up to the Target Premium     Policy Year 1                       Guaranteed maximum: 56.75%
     (as a % of premium payment)
                                       When premium payment is applied in  Current: 26.75%
                                       Policy Years 2 - 5                  Guaranteed maximum: 26.75%
                                       When premium payment is applied in  Current: 1.75%
                                       Policy Year 6                       Guaranteed maximum: 1.75%
                                       When premium payment is applied in  Current: 0.75%
                                       Policy Years 7 and beyond           Guaranteed maximum: 1.75%
   Sales Expense Charge for premiums   When premium payment is applied in  Current: 2.75%
     paid over the Target Premium (as  Policy Years 1 - 5                  Guaranteed maximum: 3.75%
     a % of premium payment)
                                       When premium payment is applied in  Current: 1.75%
                                       Policy Year 6                       Guaranteed maximum: 1.75%
                                       When premium payment is applied in  Current: 0.75%
                                       Policy Years 7 and beyond           Guaranteed maximum: 1.75%
   Premium Taxes (as a % of premium    When premium payment is applied     All taxes may vary over time.
     payment):                                                             Guaranteed maximums are subject to
                                                                           tax law changes.
     State Tax
     Federal Tax                                                           Current: 2%
       - Non-Qualified Policy                                              Current: 1.25%
       - Qualified Policy                                                  None
   Partial Surrender Fee               At time of partial surrender        Current: $0
                                                                           Guaranteed maximum: $25 for each
                                                                           partial surrender taken
   Transfer Charge                     At time of transfer                 Current: $0
                                                                           Guaranteed maximum: $30 per
                                                                           transfer after 12 transfers in a
                                                                           policy year

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's fees and expenses.

             PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES

                 CHARGE                       WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
                 ------                       -----------------------                 ---------------
   Monthly Contract Charge               Each monthly deduction day to age   Current and Guaranteed Maximum in
                                         100                                 Policy Year 1--$100 per month;
                                                                             Current in Year 2 and beyond--$25
                                                                             per month. Guaranteed in Policy
                                                                             Years 2 and beyond--$50 per month.
                                                                             If Policy Face Amount, Target Face
                                                                             Amount or Total Face Amount falls
                                                                             below $1 million, charge
                                                                             guaranteed not to exceed $25 per
                                                                             month.



   Cost of Insurance Charge(1)           Each monthly deduction day to age
     [Pinnacle VUL]                      100
                                                                             $83.33 per month per $1000 of Net
     - Maximum Charge                                                        Amount at Risk(2)
     - Minimum Charge                                                        $0.01 per month per $1000 of Net
                                                                             Amount of Risk
     - Initial Charge for a
    [Male, Age 45, preferred rating]                                         $0.04 per month per $1000 of Net
                                                                             Amount of Risk



   Cost of Insurance Charge(1)           Each monthly deduction day to age
     [Pinnacle SVUL]                     100 of the younger insured
     - Maximum Charge                                                        $83.33 per month per $1000 of Net
                                                                             Amount at Risk(2)
     - Minimum Charge
                                                                             $.01 per month per $1000 of Net
     - Initial Charge for a                                                  Amount of Risk
    [Male Age 65+/Female Age 65,
   preferred rating]                                                         $0.01 per month per $1000 of Net
                                                                             Amount of Risk



   Mortality and Expense Risk Charge     Each monthly deduction day to age   Guaranteed Maximum: up to 1.00% in
     (as a % of Separate Account         100                                 all Policy Years
     Value)                                                                  Current: up to .55% in Policy
                                                                             Years 1-20; up to .35% in Policy
                                                                             Years 21 and beyond



   Per Thousand Face Amount Charge       Each Monthly Deduction Day          Guaranteed Maximum: $0.03 in all
     (Charge is based on the policy's                                        policy years
     face amount, plus any                                                   Current: $0.03 in Policy Years
     Supplemental Term Rider benefit,                                        1-5; $0.0 in Policy Years 6 and
     plus any Scheduled Term                                                 beyond
     Insurance Rider benefit, plus
     any Scheduled Supplementary Term
     Insurance Rider Face Amount)



   RIDERS (PINNACLE VUL)



     - Guaranteed Minimum Death          Monthly until rider expires         Guaranteed maximum: $0.01 per
       Benefit                                                               $1000
                                                                             Minimum: $0.01 per $1000 of Face
                                                                             Amount
                                                                             Representative Owner (Male Age 45
                                                                             Preferred) $0.01 per $1000 of Face
                                                                             Amount



     - Living Benefits                   When you exercise the benefit       $150

                 CHARGE                       WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
                 ------                       -----------------------                 ---------------
     - Supplementary Term                Monthly until rider expires         Guaranteed maximum: $41.71 per
                                                                             $1,000 of term insurance benefit
                                                                             Minimum: $0.01 per $1000 of term
                                                                             insurance benefit at Risk
                                                                             Representative Owner (Male Age 45
                                                                             Preferred) $0.01 per $1000 of term
                                                                             insurance benefit
     - Scheduled Term Insurance          Monthly until rider expires         Guaranteed maximum: $41.71 per
                                                                             $1,000 of face amount
                                                                             Minimum: $0.01 per $1,000 of face
                                                                             amount
                                                                             Representative Owner (Male Age 45
                                                                             Preferred) $0.01 per $1000 of face
                                                                             amount
     - Scheduled Supplementary Term      Monthly until rider expires         Guaranteed maximum: $41.71 per
       Insurance                                                             $1,000 of term insurance benefit
                                                                             Minimum: $0.01 per $1000 of term
                                                                             insurance benefit
                                                                             Representative Owner (Male Age 45
                                                                             Preferred) $0.01 per $1000 of term
                                                                             insurance benefit
     - Life Extension Benefit            Monthly until rider expires         Guaranteed maximum: $1.15 per
                                         (Charges begin at insured's         month per $1000 of Net Amount at
                                         age 90)                             Risk
                                                                             Minimum: $0.03 per month per $1000
                                                                             of Net Amount at Risk
                                                                             Representative Owner: (Male Age 45
                                                                             Preferred) $0.58 per month per
                                                                             $1000 of Net Amount at Risk
     - Life Extension Benefit II         Monthly until rider expires         Guaranteed maximum: $1.05 per
                                                                             month per $1000 of Face Amount
                                                                             Minimum: $0.01 per month per $1000
                                                                             of Face Amount
                                                                             Representative Owner: (Male Age 45
                                                                             Preferred) $0.01 per month $1000
                                                                             of Face Amount
     - Spouse's Paid-Up Insurance        N/A                                 No Charge
       Purchase Option
   RIDERS (PINNACLE SVUL)
     - Guaranteed Minimum Death          Monthly until rider expires         Guaranteed maximum: $0.01 per
       Benefit                                                               $1000 Minimum: $0.01 per $1000
                                                                             Representative Owner: (Male/Female
                                                                             Age 65/65 Preferred) $0.01 per
                                                                             month per $1000
     - Living Benefits                   When you exercise the benefit       $150
     - Supplementary Term                Monthly until rider expires         Guaranteed maximum: $41.50 per
                                                                             $1000 of term insurance benefit
                                                                             Minimum: $0.01 per $1000 of term
                                                                             insurance benefit
                                                                             Representative Owner:
                                                                             (Male/Female--Age 65/65 Preferred)
                                                                             $0.01 per $1000 of term insurance
                                                                             benefit

                 CHARGE                       WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
                 ------                       -----------------------                 ---------------
     - Scheduled Term Insurance          Monthly until rider expires         Guaranteed maximum: $41.50 per
                                                                             $1000 of term insurance face
                                                                             amount
                                                                             Minimum: $0.01 per $1000 of term
                                                                             insurance face amount
                                                                             Representative Owner (Male Age
                                                                             65/Female, Age 65, Preferred)
                                                                             $0.01 per $1000 of term insurance
                                                                             face amount
     - Scheduled Supplementary Term      Monthly until rider expires         Guaranteed maximum: $41.50 per
       Insurance                                                             $1000 of term insurance benefit
                                                                             Minimum: $0.01 per $1000 of term
                                                                             insurance benefit
                                                                             Representative Owner:
                                                                             (Male/Female--Age 65/65 Preferred)
                                                                             $0.01 per month per $1000 of term
                                                                             insurance benefit
     - Life Extension Benefit            Monthly until rider expires         Guaranteed maximum: $2.60 per
                                         (charges begin at insured's         month per $1000 of Net Amount at
                                         age 90)                             Risk
                                                                             Minimum: $0.07 per month per $1000
                                                                             of Net Amount at Risk
                                                                             Representative Owner: (Male, Age
                                                                             65/Female Age 65, Preferred) $0.82
                                                                             per month per $1000 of Net Amount
                                                                             at Risk
     - Life Extension Benefit II         Monthly until rider expires         Guaranteed maximum: $2.86 per
                                                                             month per $1000 of Face Amount
                                                                             Minimum: $0.01 per month per $1000
                                                                             of Face Amount
                                                                             Representative Owner: (Male, Age
                                                                             65/Female Age 65, Preferred) $0.14
                                                                             per month $1000 of Face Amount
     - Level First-to-Die Term           Monthly until rider expires         Guaranteed maximum: $60.78 per
                                                                             month per $1000 of term insurance
                                                                             face amount
                                                                             Minimum: $0.02 per month per $1000
                                                                             of term insurance face amount
                                                                             Representative Owner:
                                                                             (Male/Female--Age 65/65 Preferred)
                                                                             $0.37 per month per $1000 of term
                                                                             insurance face amount

------------

(1) This cost varies based on characteristics of the Insured(s) and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your Registered Representative.
(2) "Net Amount at Risk" is equal to the Life Insurance Benefit minus the policy's Cash Value. The cost of insurance shown here does not reflect any applicable flat extra charge.

     The next table describes the underlying funds' fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by at least one of the Funds. More detail concerning each underlying fund's fees and expenses is contained in the prospectus for each Fund.

     FUNDS' ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
                                   ASSETS)(1)

                                                                     MINIMUM                    MAXIMUM
                                                                     -------                    -------
   Total Annual Fund Companies' Operating Expenses(2)....             0.35%                      2.12%

(1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2002. This information is provided by the Funds and their agents, and is based on 2002 expenses and may reflect estimated charges. We have not verified the accuracy of this information.
(2) (expenses that are deducted from Fund Company assets, including management fees, distribution [and/or] service 12b-1 fees, and other expenses)

                                  DEFINITIONS

ADJUSTED TOTAL PREMIUM: The total premiums paid minus any partial surrenders. This amount will never be less than zero.

ALLOCATION ALTERNATIVES: The 40 Investment Divisions available through the Separate Account, and the Fixed Accounts.

ALTERNATIVE CASH SURRENDER VALUE ("ACSV"): For eligible policies, an amount equal to the Cash Surrender Value plus the sum of all sales expense charges and monthly per thousand Face Amount charges amortized over the first ten policy years.

BUSINESS DAY: Day on which the New York Stock Exchange is open for regular trading.

CVAT: Cash Value Accumulation Test. An IRS test to determine whether a policy can be considered life insurance.

CASH SURRENDER VALUE: The Cash Value less any unpaid loans and accrued interest.

CASH VALUE: The policy's Separate Account Value, plus the value in the Fixed Accounts.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

ENHANCED DOLLAR COST AVERAGING FIXED ACCOUNT: The 12-month Dollar Cost Averaging (DCA) account used specifically for the enhanced DCA program.

FACE AMOUNT: The dollar amount of life insurance under the base policy as selected by the owner at the time of issue. It equals the initial Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Face Amount.

FIXED ACCOUNTS: The Standard Fixed Account and the Enhanced Dollar Cost Averaging Fixed Account.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

LIFE INSURANCE BENEFIT: The benefit calculated under the life insurance benefit option you have chosen.

MONTHLY DEDUCTION DAY: The date on which we deduct your monthly contract charge, cost of insurance charge, mortality and expense risk charge, per thousand Face Amount charge and any rider charges from your policy's Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the first occurrence of this calendar day on or following the date we receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET AMOUNT AT RISK: An amount equal to the Life Insurance Benefit minus the policy's Cash Value.

NON-QUALIFIED POLICY: A policy that is issued to a person or an entity other than employee benefit plans that qualify for special federal income tax treatment.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured (under VUL) or last surviving insured (under SVUL) died while the policy is in effect. It is equal to the Life Insurance Benefit plus any additional death benefits under any riders you have chosen minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

QUALIFIED POLICY: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums which are allocated to the Eligible Portfolios.

SEPARATE ACCOUNT VALUE: An amount equal to the cash value allocated to the Separate Account.

STANDARD FIXED ACCOUNT: The fixed account that credits interest at a fixed rate. The Standard Fixed Account is supported by assets in NYLIAC's general account. The amount in the Standard Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

TARGET FACE AMOUNT: An amount equal to the policy's Face Amount plus the Supplementary Term Rider term insurance Face Amount.

TARGET PREMIUM: An amount used to determine the premium expense charges to be deducted from your premium payment in a given Policy Year. The amount of the Target Premium is derived from the policy's Face Amount and the insured's age and risk class. The Target Premium may change if the policy's Face Amount is increased or decreased.

TOTAL FACE AMOUNT: An amount equal to the policy's Face Amount, or Target Face Amount if applicable, plus the face amount of the Scheduled Supplementary Term Insurance Rider.

                          MANAGEMENT AND ORGANIZATION

                                    INSURER

New York Life Insurance and Annuity Corporation ("NYLIAC")
(a wholly-owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York, NY 10010

                                  YOUR POLICY

     The policy is offered by NYLIAC. Policy assets are invested in Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since June 4, 1993. The Policy offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and partial surrenders, the ability to change the Face Amount of the Policy, and the ability to invest in up to 40 Investment Divisions and the Fixed Accounts.

     It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

                           ABOUT THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Accounts and the performance of any other Separate Account. The obligations under the policies are obligations of NYLIAC.

     The Separate Account currently consists of 40 Investment Divisions available under the policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains and capital losses incurred on the assets of an Investment Division are credited to or charged against the assets of that Investment Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on the performance of the Eligible Portfolios.

                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     -- deregister the Separate Account under the 1940 Act;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts;

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     -- change the name of the Separate Account.

                               THE FIXED ACCOUNTS

     The Fixed Accounts are supported by the assets in our general account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Accounts however we choose, within limits. Your interest in the Fixed Accounts is not registered under the Securities Act of l933, as amended (the "1933 Act"), and the Fixed Accounts are not registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act") Therefore, the Fixed Accounts and any interest earned in the Fixed Accounts generally are not subject to these statutes.

                      HOW TO REACH US FOR POLICY SERVICES

     You can send service requests to us at the following address:

       New York Life Insurance and Annuity Corporation
        Attn: Individual Policyowner Service
        11400 Tomahawk Creek Parkway, Suite 200
        Leawood, KS 66211-2672
        Telephone: (888) 695-4748

     By completing a Telephone Request Form you can authorize a third party to have access, through a Customer Service Representative, to your policy information and to make fund transfers, allocation changes and other permitted transactions. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

                         FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives are listed in the following table. For more information about each of these portfolios please read their prospectuses which are found at the end of the Policy's prospectus.


FUNDS AND ELIGIBLE PORTFOLIOS       INVESTMENT ADVISER                  INVESTMENT OBJECTIVES
                                    -                                   -
MainStay VP Series Fund, Inc.:      New York Life Investment
                                      Management LLC ("NYLIM")
  MainStay VP Bond                                                      highest income over the long term
                                                                          consistent with preservation of
                                                                          principal
  MainStay VP Capital Appreciation                                      long-term growth of capital
  MainStay VP Cash Management                                           as high a level of current income
                                                                          as is considered consistent with
                                                                          the preservation of capital and
                                                                          liquidity
  MainStay VP Convertible                                               capital appreciation together with
                                                                          current income
  MainStay VP Government                                                high level of current income,
                                                                          consistent with safety of
                                                                          principal
  MainStay VP Growth Equity                                             long-term growth of capital, with
                                                                          income as a secondary
                                                                          consideration
  MainStay VP High Yield Corporate                                      maximum current income through
  Bond                                                                    investment in a diversified
                                                                          portfolio of high-yield, high
                                                                          risk debt securities
  MainStay VP Indexed Equity                                            to provide investment results that
                                                                          correspond to the total return
                                                                          performance (and reflect
                                                                          reinvestment of dividends) of
                                                                          publicly traded common stocks
                                                                          represented by the S&P 500(R)
                                                                          Index(1)
  MainStay VP Total Return                                              current income consistent with
                                                                          reasonable opportunity for future
                                                                          growth of capital and income
  MainStay VP Value                                                     maximum long-term total return from
                                                                          a combination of capital growth
                                                                          and income
  MainStay VP American Century      Subadviser: American Century        dividend growth, current income and
  Income & Growth                     Investment Management, Inc.         capital appreciation
  MainStay VP Dreyfus Large         Subadviser: The Dreyfus             capital appreciation
  Company Value                       Corporation
  MainStay VP Eagle Asset           Subadviser: Eagle Asset             growth through long-term capital
  Management Growth Equity            Management, Inc.                    appreciation

(1) "S&P 500" is the trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by NYLIM. The MainStay VP Indexed Equity Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the MainStay VP Indexed Equity Portfolio.


FUNDS AND ELIGIBLE PORTFOLIOS       INVESTMENT ADVISER                  INVESTMENT OBJECTIVES
                                    -                                   -
The Alger American Fund:            Fred Alger Management, Inc.
  Alger American Leveraged All Cap                                      long-term capital appreciation
  Alger American Small                                                  long-term capital appreciation
  Capitalization
American Century(R) Variable        American Century Investment
  Portfolios, Inc.:                   Management, Inc.
  American Century VP                                                   capital growth by investing in
  International (Class II)                                                foreign securities
  American Century VP Value                                             long-term capital growth, with
  (Class II)                                                              income as a secondary
                                                                          consideration
Dreyfus Investment Portfolios:      The Dreyfus Corporation
  Dreyfus IP Technology Growth                                          capital appreciation
  (Initial Shares)
Dreyfus Variable Investment Fund:   The Dreyfus Corporation
  Dreyfus VIF Small Cap                                                 maximum capital appreciation
  (Initial Shares)
Fidelity Variable Insurance         Adviser: Fidelity Management &
  Products Fund:                      Research Company
  Fidelity VIP Contrafund(R)        Subadvisers: Fidelity Management &  long-term capital appreciation
  (Initial Class)                     Research (U.K.) Inc., Fidelity
                                      Management & Research (Far East)
                                      Inc., Fidelity Investments Japan
                                      Limited and FMR Co., Inc.
                                      ("FMRC")
  Fidelity VIP Equity-Income        Subadviser: FMRC                    reasonable current income and long-
  (Initial Class)                                                         term capital appreciation
  Fidelity VIP Growth               Subadviser: FMRC                    capital appreciation
  (Initial Class)
  Fidelity VIP Index 500            Subadviser: Deutsche Asset          investment results that correspond
  (Initial Class)                     Management, Inc.                    to the total return of common
                                                                          stocks as represented by the S&P
                                                                          500(R) Index
  Fidelity VIP Investment Grade     Subadviser: Fidelity Investments    as high a level of current income
  Bond (Initial Class)                Money Management, Inc.              as is consistent with the
                                                                          preservation of capital
  Fidelity VIP Mid Cap              Subadvisers: Fidelity Management &  long-term growth of capital
  (Initial Class)                     Research (U.K.) Inc., Fidelity
                                      Management & Research (Far East)
                                      Inc., Fidelity Investments Japan
                                      Limited and FMRC
  Fidelity VIP Overseas             Subadvisers: Fidelity Management &  long-term growth of capital
  (Initial Class)                     Research (U.K.) Inc., Fidelity
                                      Management & Research (Far East)
                                      Inc., Fidelity International
                                      Investment Advisors, Fidelity
                                      International Investment
                                      Advisors (U.K.), Fidelity
                                      Investments Japan Limited and
                                      FMRC


FUNDS AND ELIGIBLE PORTFOLIOS       INVESTMENT ADVISER                  INVESTMENT OBJECTIVES
                                    -                                   -
Janus Aspen Series:                 Janus Capital Management LLC
  Janus Aspen Series Aggressive                                         long-term growth of capital
  Growth
  Janus Aspen Series Balanced                                           long-term capital growth,
                                                                          consistent with preservation of
                                                                          capital and balanced by current
                                                                          income
  Janus Aspen Series Worldwide                                          long-term growth of capital in a
  Growth                                                                  manner consistent with the
                                                                          preservation of capital
MFS(R) Variable Insurance           Massachusetts Financial Services
  Trust(SM):                          Company
  MFS(R) Investors Trust Series                                         reasonable current income and long-
                                                                          term growth of capital and income
  MFS(R) New Discovery Series                                           capital appreciation
  MFS(R) Research Series                                                long-term growth of capital and
                                                                          future income
  MFS(R) Utilities Series                                               capital growth and current income
                                                                          (income above that available from
                                                                          a portfolio that invests entirely
                                                                          in equity securities)
Neuberger Berman Advisers           Adviser: Neuberger Berman
  Management Trust:                   Management Inc.
  Neuberger Berman AMT Mid-Cap      Subadviser: Neuberger Berman, LLC   growth of capital
  Growth
T. Rowe Price Equity Series, Inc.:  T. Rowe Price Associates, Inc.
  T. Rowe Price Equity Income                                           substantial dividend income and
                                                                          also long-term capital
                                                                          appreciation
T. Rowe Price Fixed Income Series,
  Inc.:
  T. Rowe Price Limited-Term Bond                                       high level of income consistent
                                                                          with moderate fluctuations in
                                                                          principal value
Van Eck Worldwide Insurance Trust:  Van Eck Associates Corporation
  Van Eck Worldwide Hard Assets                                         long-term capital appreciation,
                                                                          with income as a secondary
                                                                          consideration
The Universal Institutional Funds,  Morgan Stanley Investment
  Inc.:                               Management Inc.
  Van Kampen UIF Emerging Markets                                       high total return
  Debt
  Van Kampen UIF Emerging Markets                                       long-term capital appreciation
  Equity
  Van Kampen UIF U.S. Real Estate                                       above average current income and
                                                                          long-term capital appreciation

     The Investment Divisions invest in the corresponding Eligible Portfolios. You may choose to allocate your net premium payment to a maximum of 21 of the 40 Investment Divisions including the Fixed Accounts.

     The Investment Divisions offered through the policy and described in this prospectus and the SAI are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.

                               INVESTMENT RETURN

     The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Accounts, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Accounts.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one valuation day to the end of the next valuation day.

     We will credit any amounts in the Fixed Accounts with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Accounts. All net premiums applied to the Fixed Accounts, and amounts transferred to the Standard Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

                                     VOTING

     We will vote the shares that the Investment Divisions of the Separate Account held in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we do receive timely voting instructions. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life Insurance policies, certain charges apply when you purchase the policy. The following is a summary explanation of these charges. (See "Additional Information about Charges" in the SAI for more information.)

                            DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and a state tax charge. If your policy is a Non-Qualified Policy we will deduct a federal tax charge as well.

SALES EXPENSE CHARGE

     Target Premium--We assess a sales expense charge based on the age of your policy and on your policy's Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page. Your Target Premium will change if you change the Face Amount of your policy.

     -- Current--We currently deduct a current sales expense charge of 56.75% of any premium payment in Policy Year 1 up to the Target Premium; 26.75% of any premium payment in Policy Years 2-5 up to the Target Premium; 1.75% of any premium payment in Policy Year 6 up to the Target Premium; and 0.75% of any premium payment in Policy Years 7 and beyond up to the Target Premium. Once premium payments equal to the Target Premium for a Policy Year have been made, we currently deduct a sales expense charge of 2.75% from any additional premium payments paid in that Policy Year for Policy Years 1-5; 1.75% from any additional premium payments paid in that Policy Year for Policy Year 6; and 0.75% from any additional premium payments paid in that Policy Year for Policy Years 7 and beyond.

     -- Guaranteed Maximum--We can change this charge at any time, but we guarantee that any sales expense charge we deduct will never exceed 56.75% of the premium payment in Policy Year 1 up to the Target Premium; 26.75% of the premium payment in Policy Years 2-5 up to the Target Premium; and 1.75% of the premium payment in Policy Years 6 and beyond up to the Target Premium. Once premium payments equal to the Target Premium for a Policy Year have been made, we guarantee that any sales expense charge we deduct will never exceed 3.75% from any additional premium payments paid in that Policy Year for Policy Years 1-5; and 1.75% from any additional premium payments paid in that Policy Year for Policy Years 6 beyond.

STATE TAX CHARGE

     -- We currently deduct 2% of each premium payment you make as a state tax charge. This is equal to $20 per $1000 of premium. We may increase this charge to reflect changes in applicable law.

FEDERAL TAX CHARGE

     -- For Non-Qualified Policies, we currently deduct 1.25% of each premium payment you make, as a federal tax charge. This is equal to $12.50 per $1000 of premium. We may increase this charge to reflect changes in applicable law.

                      DEDUCTIONS FROM CASH SURRENDER VALUE

     Each month, we will deduct a monthly contract charge, a cost of insurance charge, a mortality and expense risk charge, a per thousand Face Amount charge, and a rider charge for the cost of any additional riders from your policy's Cash Surrender Value. If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions. Otherwise, we will deduct these charges proportionately from each of the Investment Divisions and any unloaned amount in the Standard Fixed Account.

     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims and communicating with policyowners.

     We currently deduct a monthly contract charge of $100 per month in Policy Year 1 and $25 per month in Policy Years 2 and beyond. We guarantee that this charge will never exceed $100 per month in Policy Year 1 and $50 per month in Policy Years 2 and beyond. If the Fact Amount, the Target Face Amount or Total Face Amount falls below $1,000,000, the monthly contract charge will not exceed $25 per month.

CHARGE FOR COST OF INSURANCE PROTECTION

     Each Monthly Deduction Day, we will deduct the cost of insurance charge from the Cash Surrender Value of your policy for the cost of providing a Life Insurance Benefit to you. This charge is equal to the Net Amount at Risk multiplied by the sum of a monthly cost of insurance rate and any applicable flat extra charge, which might apply to certain insureds based on our underwriting. The Net Amount at Risk is equal to the difference between the policy's Life Insurance Benefit and its Cash Value. We determine the monthly cost of insurance based upon our underwriting of your policy. This determination is based on the insured's issue age, gender, underwriting class and Policy Year. The current cost of insurance charges are higher if the policy's Target Face Amount falls below $1,000,000. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses and persistency.

     The cost of insurance rates will never exceed the guaranteed maximum cost of insurance rates for your policy. We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. If the insured is age 17 or younger when the policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Table. If the insured is age 18 or older when the policy is issued and is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured's underwriting class.

MORTALITY AND EXPENSE RISK CHARGE

     -- Current - In Policy Years 1-20 we currently deduct a mortality and expense risk charge that is equal to an annual rate of up to 0.55%, or $5.50 per $1000 of the average daily net asset value of each Investment Division. If the policy has an Alternative Cash Surrender Value, the mortality and expense risk charge is in-creased by 0.30% in Policy Years 1-10. In Policy Years 21 and beyond the charge is equal to an annual rate of up to 0.35% of the Separate Account Value.

       The rate used to calculate the mortality and expense risk charge will be reduced based on the policy's Separate Account Value as follows:

         SEPARATE ACCOUNT VALUE                                        REDUCTION IN RATE
         ----------------------                                        -----------------
         Less than $250,000..........................................        0.00%
         At least $250,000 but less than $500,000....................        0.20%
         At least $500,000 but less than $1,000,000..................        0.25%
         $1,000,000 or more..........................................        0.30%

     -- Guaranteed Maximum-We guarantee that the mortality and expense risk charge will never exceed an annual rate of 1.00%, or $10 per $1000, of the average daily net asset value of each Investment Division.

MONTHLY PER THOUSAND FACE AMOUNT CHARGE

     Each month during the first five policy years, we deduct a monthly per thousand Face Amount charge. This charge is equal to $0.03 per $1000 of the policy's Face Amount, plus the Supplementary Term Rider insurance benefit, plus the face amount of any Scheduled Supplementary Term Insurance or any Scheduled Supplementary Term Insurance Rider. We do not currently deduct a per thousand Face Amount charge in Policy Years 6 and beyond, but we may deduct such charge in the future. The per thousand Face Amount charge will never exceed $0.03 per $1000 for any Policy Year. The per thousand Face Amount charge does not apply to the Level First-to-Die Term Rider available with SVUL.

RIDER CHARGES

     Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific charges, see "Table of Fees and Expenses.")

EXPENSE ALLOCATION

     With the Expense Allocation feature, you choose how to allocate deductions from the Cash Surrender Value. These include the monthly contract charge, the monthly cost of insurance charge, the mortality and expense risk charge, the per thousand Face Amount charge and the monthly cost of any riders on the policy. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the Mainstay VP Cash Management Investment Division, the Standard Fixed Account, or a combination of both.

     If the values in the MainStay VP Cash Management Investment Division and/or the Standard Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions and any unloaned amount in the Standard Fixed Account.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future, to reflect possible changes in the law.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The chart beginning on the following page reflects fees and charges of the Funds.

FUND ANNUAL EXPENSES

                                                                MAINSTAY VP    MAINSTAY VP
                                                  MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP   MAINSTAY VP
                                                     BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE   GOVERNMENT
                                                  -----------   ------------   -----------   -----------   -----------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................     0.25%         0.36%          0.25%         0.36%         0.30%
  Administration Fees...........................     0.20%         0.20%          0.20%         0.20%         0.20%
  12b-1 Fees....................................     0.00%         0.00%          0.00%         0.00%         0.00%
  Other Expenses................................     0.07%         0.07%          0.09%         0.11%         0.10%
  Total Fund Annual Expenses....................     0.52%         0.63%          0.54%         0.67%         0.60%

                                                                MAINSTAY VP
                                                  MAINSTAY VP   HIGH YIELD    MAINSTAY VP
                                                    GROWTH       CORPORATE      INDEXED
                                                    EQUITY         BOND         EQUITY
                                                  -----------   -----------   -----------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................     0.25%         0.30%         0.10%
  Administration Fees...........................     0.20%         0.20%         0.20%
  12b-1 Fees....................................     0.00%         0.00%         0.00%
  Other Expenses................................     0.05%         0.08%         0.07%
  Total Fund Annual Expenses....................     0.50%         0.58%         0.37%

                                                                              MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                                                                               AMERICAN       DREYFUS     EAGLE ASSET     ALGER
                                                  MAINSTAY VP                   CENTURY        LARGE      MANAGEMENT    AMERICAN
                                                     TOTAL      MAINSTAY VP    INCOME &       COMPANY       GROWTH      LEVERAGED
                                                    RETURN         VALUE        GROWTH         VALUE        EQUITY       ALL CAP
                                                  -----------   -----------   -----------   -----------   -----------   ---------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................     0.32%         0.36%         0.50%         0.60%         0.50%        0.85%
  Administration Fees...........................     0.20%         0.20%         0.20%         0.20%         0.20%        0.00%
  12b-1 Fees....................................     0.00%         0.00%         0.00%         0.00%         0.00%        0.00%
  Other Expenses................................     0.07%         0.08%         0.18%         0.19%         0.10%        0.07%
  Total Fund Annual Expenses....................     0.59%         0.64%         0.88%         0.99%         0.80%        0.92%


                                                      ALGER
                                                     AMERICAN        AMERICAN
                                                      SMALL         CENTURY VP
                                                  CAPITALIZATION   INTERNATIONAL
                                                  --------------   -------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................      0.85%            1.19%(b)
  Administration Fees...........................      0.00%            0.00%
  12b-1 Fees....................................      0.00%            0.25%
  Other Expenses................................      0.07%            0.00%
  Total Fund Annual Expenses....................      0.92%            1.44%

                                                                DREYFUS
                                                   AMERICAN        IP        DREYFUS      FIDELITY      FIDELITY VIP   FIDELITY
                                                  CENTURY VP   TECHNOLOGY      VIF           VIP          EQUITY-        VIP
                                                    VALUE        GROWTH     SMALL CAP   CONTRAFUND(R)      INCOME       GROWTH
                                                  ----------   ----------   ---------   -------------   ------------   --------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................    0.86%(b)     0.75%        0.75%         0.58%          0.48%        0.58%
  Administration Fees...........................    0.00%        0.00%        0.00%         0.00%          0.00%        0.00%
  12b-1 Fees....................................    0.25%        0.00%        0.00%         0.00%          0.00%        0.00%
  Other Expenses................................    0.00%        0.12%        0.04%         0.10%          0.10%        0.10%
  Total Fund Annual Expenses....................    1.11%        0.87%(c)     0.79%(c)      0.68%(d)       0.58%(d)     0.68%(d)

                                                               FIDELITY
                                                                 VIP
                                                  FIDELITY    INVESTMENT
                                                     VIP        GRADE
                                                  INDEX 500      BOND
                                                  ---------   ----------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................    0.24%       0.43%
  Administration Fees...........................    0.00%       0.00%
  12b-1 Fees....................................    0.00%       0.00%
  Other Expenses................................    0.11%       0.11%
  Total Fund Annual Expenses....................    0.35%(e)    0.54%(d)

                                                                        JANUS ASPEN                 JANUS ASPEN    MFS(R)
                                                  FIDELITY   FIDELITY     SERIES      JANUS ASPEN     SERIES      INVESTORS
                                                    VIP        VIP      AGGRESSIVE      SERIES       WORLDWIDE      TRUST
                                                  MID CAP    OVERSEAS     GROWTH       BALANCED       GROWTH       SERIES
                                                  --------   --------   -----------   -----------   -----------   ---------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................   0.58%      0.73%        0.65%         0.65%         0.65%        0.75%
  Administration Fees...........................   0.00%      0.00%        0.00%         0.00%         0.00%        0.00%
  12b-1 Fees....................................   0.00%      0.00%        0.00%         0.00%         0.00%        0.00%
  Other Expenses................................   0.11%      0.19%        0.02%         0.01%         0.04%        0.15%
  Total Fund Annual Expenses....................   0.69%(d)   0.92%(d)     0.67%         0.66%         0.69%        0.90%(f)


                                                     MFS(R)        MFS(R)
                                                  NEW DISCOVERY   RESEARCH
                                                     SERIES        SERIES
                                                  -------------   --------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................      0.90%        0.75%
  Administration Fees...........................      0.00%        0.00%
  12b-1 Fees....................................      0.00%        0.00%
  Other Expenses................................      0.19%        0.15%
  Total Fund Annual Expenses....................      1.09%(f)     0.90%(f)

                                                                                                                      VAN
                                                              NEUBERGER                                              KAMPEN
                                                               BERMAN                      T. ROWE       VAN ECK      UIF
                                                   MFS(R)        AMT        T. ROWE         PRICE       WORLDWIDE   EMERGING
                                                  UTILITIES    MID-CAP    PRICE EQUITY   LIMITED-TERM     HARD      MARKETS
                                                   SERIES      GROWTH        INCOME          BOND        ASSETS       DEBT
                                                  ---------   ---------   ------------   ------------   ---------   --------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................    0.75%       0.84%        0.85%(g)       0.70%(g)      1.00%      0.80%
  Administration Fees...........................    0.00%       0.00%        0.00%          0.00%         0.00%      0.25%
  12b-1 Fees....................................    0.00%       0.00%        0.00%          0.00%         0.00%      0.00%
  Other Expenses................................    0.18%       0.07%        0.00%          0.00%         0.18%      0.12%
  Total Fund Annual Expenses....................    0.93%(f)    0.91%        0.85%          0.70%         1.18%      1.17%

                                                    VAN
                                                   KAMPEN
                                                    UIF          VAN
                                                  EMERGING     KAMPEN
                                                  MARKETS     UIF U.S.
                                                   EQUITY    REAL ESTATE
                                                  --------   -----------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2001)
  Advisory Fees.................................   1.25%        0.80%
  Administration Fees...........................   0.25%        0.25%
  12b-1 Fees....................................   0.00%        0.00%
  Other Expenses................................   0.62%        0.10%
  Total Fund Annual Expenses....................   2.12%(h)     1.15%(h)

------------
(a) The Fund or its agents provided the fees and charges which are based on 2001 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(b) The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as Fund assets increase.
(c) The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.
(d) Actual annual class operating expenses for these Fidelity portfolios were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. These offsets may be discontinued at any time.
(e) The Fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the "Advisory Fees," "Other Expenses," and "Total Fund Annual Expenses" in 2001 were 0.24%, 0.04% and 0.28%, respectively.
(f) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Fund Annual Expenses" would be lower for certain series and would equal 0.89% for Investors Trust Series, 1.05% for New Discovery Series, 0.89% for Research Series and 0.92% for Utilities Series. In addition, MFS has contractually agreed, subject to reimbursement, to bear expenses for the New Discovery Series such that the series' "Other Expenses" (after taking into account the expense offset arrangement already described), do not exceed 0.15% of the average daily net assets of the series during the current fiscal year. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.
(g) "Advisory Fees" include the ordinary operating expenses of the Fund.
(h) The management fee for certain portfolios may be reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's adviser to the extent total annual operating expenses exceed the following percentages: Emerging Markets Equity Portfolio 1.75% and U.S. Real Estate Portfolio 1.10%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Had these reductions been taken into account, the "Advisory Fees", "Administration Fees", "Other Expenses" and "Total Fund Annual Expenses", respectively, would be as follows: Emerging Markets Equity Portfolio 0.98%, 0.25%, 0.62%, 1.85% and U.S. Real Estate Portfolio 0.75%, 0.25%, 0.10%,
     1.10%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" of the Emerging Markets Equity Portfolio are 0.10% of such investment related expenses.

                           DESCRIPTION OF THE POLICY

                                  THE PARTIES

     There are three important parties to the Policy: the POLICYOWNER (or contract owner), the INSURED and the BENEFICIARY. One individual can have one or more of these roles. Each party plays an important role in a Policy.

     POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     -- increase/decrease the Face Amount

     -- choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

     -- choose/add/delete riders

     -- change a beneficiary

     -- choose/change underlying investment options

     -- take a loan against or take a partial surrender from the value of the policy

     INSURED: This individual's personal information determines the cost of the life insurance coverage. The Policyowner also may be the insured.

     BENEFICIARY: The person (persons) who receive(s) the Policy Proceeds at the time of the insured's (under VUL) or last surviving insured's (under SVUL) death. The beneficiary is the person(s) or entity(ies) the Policyowner specifies on our records to receive the proceeds from the policy. The Policyowner may name his or her estate as the beneficiary.

                                   THE POLICY

     The Policy provides life insurance protection on the named insured (under
VUL) or insureds (under SVUL), and pays Policy Proceeds when the insured (under
VUL) or last surviving insured (under SVUL) dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit Options; (3) access to the policy's Cash Surrender Value through loans and partial surrender privileges (within limits); (4) the ability to increase or decrease the policy's Face Amount of insurance (within limits); (5) a guarantee that the policy will not lapse during the first three Policy Years if the specified minimum monthly premiums have been paid; (6) additional benefits through the use of optional riders; and (7) a selection of premium and expense allocation options, including 40 Investment Divisions, a Standard Fixed Account with a guaranteed minimum interest rate and an Enhanced Dollar Cost Averaging Fixed Account.

     We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the insured (under VUL) or last surviving insured (under
SVUL) dies. During the first three Policy Years we guarantee that the policy will not lapse so long as the total amount of premiums paid (less any loans and partial surrenders) is at least equal to the minimum monthly premium, shown on the Policy Data Page, multiplied by the number of months the policy has been in force. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions.

     The policy offers you a choice of: (1) a level life insurance benefit equal to the Face Amount of your policy, (2) a life insurance benefit which varies and is equal to the sum of your policy's Face Amount and Cash Value, or (3) a life insurance benefit which varies and is equal to the sum of your policy's Face Amount and the Adjusted Total Premium. If you choose Life Insurance Benefit Option 2, the Life Insurance Benefit will increase or decrease depending on the performance of the investment options you select. If you chose Life Insurance Benefit Option 3, the Life Insurance Benefit will increase or decrease depending on the premiums paid and any partial surrenders taken. However, in no event will your policy's life insurance benefit be less than the Face Amount of your policy.

HOW THE POLICY IS AVAILABLE

     The policy is available as a Non-Qualified or a Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus which makes a distinction based on the gender of the insured should be disregarded as it relates to Qualified policies.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See "Premiums" for more information.)

CASH VALUE

     The Cash Value of this policy at any time is equal to the Separate Account Value plus the value in the Fixed Accounts. This amount is allocated based on the instructions you give us. A number of factors affect your policy's Cash Value, including, but not limited to:

     -- the amount and frequency of the premium payments;

     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amount in the Fixed Accounts;

     -- the amount of any partial surrenders you make (including any charges you incur as a result of a surrender); and

     -- the amount of charges we deduct.

     The Cash Value is not necessarily the amount you receive when you surrender your policy. See "Surrenders" for details about surrendering your policy.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNTS

     The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among your selected Investment Divisions available under the policy (See, "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Accounts, based on your instructions. You can allocate your net premium to one or more Investment Divisions and/or the Fixed Accounts.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, transferred, partially surrendered, fully surrendered or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

AMOUNT IN THE FIXED ACCOUNTS

     You can choose to allocate all or part of your net premium payments to the Standard Fixed Account and, within limits, to the Enhanced DCA Fixed Account. The amount you have in the Fixed Accounts equals:

        (1) the sum of the net premium payments you have allocated to the Fixed Accounts;

        plus (2) any transfers you have made from the Separate Account to the Standard Fixed Account (no transfers can be made into the Enhanced DCA Fixed Account);

        plus (3) any interest credited to the Fixed Accounts;

        less (4) any partial surrenders taken from the Fixed Accounts;

        less (5) any charges we have deducted from the Standard Fixed Account;

        less (6) any transfers you have made from the Fixed Accounts to the Separate Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNTS

     You can transfer all or part of the Cash Value of your policy (1) from the Standard Fixed Account to the Investment Divisions of the Separate Account, (2) from the Enhanced DCA Fixed Account to the Investment Divisions of the Separate Account, (3) from the Enhanced DCA Fixed Account to the Standard Fixed Account,
(4) from the Investment Divisions of the Separate Account to the Standard Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Standard Fixed Account to the Enhanced DCA Fixed Account.

     You can request a transfer under the following conditions:

     -- Maximum Transfer--The maximum amount you can transfer from the Standard
        Fixed Account to the Investment Divisions during any Policy Year is the greater of

        (1) 20% of the amount in the Standard Fixed Account at the beginning of the Policy Year or (2) $5000.

       During any period when the interest rate credited on the unloaned amount in the Standard Fixed Account is equal to 3%, the maximum amount you can transfer to the Standard Fixed Account during any Policy Year is the greater of (1) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (2) $5000. However, this limit will not apply if the Insured was age 65 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Standard Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Enhanced DCA, Automatic Asset Reallocation and Interest Sweep options as a transfer toward these maximum limits.

     -- Minimum Transfer--The minimum amount that you can transfer from the Investment Divisions or from the Standard Fixed Account is the lesser of
        (i) $500 or (ii) the total amount in the Investment Divisions or the Standard Fixed Account.

     -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Standard Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Standard Fixed Account you have chosen.

     -- Limits on Transfers--Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policyowners. We reserve the right to limit transfer instructions to written letters delivered via U.S. mail.

       Currently we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $500,000.

       In addition, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted for any reason.

     -- Transfer Charge--We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Standard Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, Enhanced DCA and Interest Sweep options as a transfer toward the twelve transfer limit.

     -- How to request a transfer:

        (1) submit your request in writing on a form we approve to the Service Office at: New York Life Insurance and Annuity Corporation, Attn:
     Individual Policyowner Service, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211-2672; or

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

        (2) telephone a service representative at (888) 695-4748 on Business Days between the hours of 8:00 am and 4:00 pm Central Time.

     Transfer requests received after 4:00 pm Eastern Time on a Business Day, or received on a non-Business day, will be priced as of the next Business Day. (See "How to Reach Us for Policy Services" for more information.)

                   OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. (See the SAI for more information.)

ENHANCED DOLLAR COST AVERAGING

     Enhanced Dollar Cost Averaging permits you to set up automatic dollar cost averaging using the Enhanced DCA Fixed Account when an initial premium payment is made. Enhanced DCA must be elected at the time your policy is issued. (See the SAI for more information.)

AUTOMATIC ASSET REALLOCATION

     If you choose this feature, we will reallocate your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. (See the SAI for more information.)

INTEREST SWEEP

     You can instruct us to periodically transfer the interest credited to the Standard Fixed Account into the Investment Division(s) you specify. (See the SAI for more information.)

EXPENSE ALLOCATION

     You can choose how to allocate certain policy expenses. (See "Charges Associated with the Policy--Deductions from Cash Surrender Value" for details.)

                 ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     Subject to jurisdictional availability, you can apply for additional benefits by selecting one or more optional riders. With the exception of the Living Benefits Rider and the Spouse's Paid-Up Insurance Purchase Option Rider, which are available without charge, any riders you choose will have their own charges. (See "Table of Fees and Expenses" for more information.) The Living Benefits Rider is available only on Non-Qualified Policies. All other riders are available on both Qualified and Non-Qualified Policies. The Spouse's Paid-Up Insurance Purchase Option Rider is available only on VUL policies and the Level First-to-Die Term Rider is available only on SVUL policies.

     -- GUARANTEED MINIMUM DEATH BENEFIT RIDER: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges. This rider requires that you must make certain premium payments into your policy.

     -- LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED DEATH BENEFITS RIDER IN
        MOST JURISDICTIONS): Under this rider, if the Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider when you apply for your policy or after we issue your policy.

     -- SUPPLEMENTARY TERM RIDER (STR): This rider provides a term insurance benefit that is payable when the insured (under VUL) or last surviving insured (under SVUL) dies while the rider is in effect. At the time you apply for this rider, you select a Target Face Amount for your policy. The initial term insurance benefit under this rider equals the Target Face Amount less the Life Insurance Benefit. We recalculate the term insurance benefit on each Monthly Deduction Day in accordance with the life insurance benefit option that is in effect under the policy. (See "Supplementary Term Rider vs. Base Policy Coverage" below for additional considerations on selecting this rider.)

     -- SCHEDULED TERM INSURANCE RIDER (STIR): As long as this rider is in effect, the term insurance benefit will vary in accordance with the schedule of changes selected at the time you apply for the policy. This schedule is found on the Policy Data Page and cannot be modified unless we agree. This rider is only available with Life Insurance Benefit Option 1. You cannot have SSTR if you have STIR.

     -- SCHEDULED SUPPLEMENTARY TERM INSURANCE RIDER (SSTR): This rider provides a benefit for the amount of term insurance that is in effect at the death of the Insured (for VUL) or last surviving insured (for SVUL). The amount of insurance provided by this rider will vary based on the schedule of face amount changes for the years and amounts that the policyowner selected. This schedule is found on the Policy Data Page and cannot be modified unless we agree. The SSTR face amount plus the Policy's face amount is equal to the Total Face Amount. The term insurance benefit under this rider equals the Total Face Amount minus the Life Insurance Benefit. We recalculate the term insurance benefit on each Monthly Deduction Day. If the Supplementary Term Rider (STR) is also attached to the policy, the Total Face Amount is equal to the SSTR face amount plus the Target Face Amount. You cannot have STIR if you have SSTR.

     -- LIFE EXTENSION BENEFIT RIDER: This rider becomes effective on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100. This rider provides that the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy plus the death benefit payable under any riders effective on the date of the insured's (under VUL) or last surviving insured's (under SVUL) death. The charge for this rider will be deducted on each Monthly Deduction Day beginning on the policy anniversary on which the younger insured is age 90 (under VUL) or the younger insured is or would have been age 90 (under SVUL).

     -- LIFE EXTENSION BENEFIT II RIDER (LEB II): This rider also becomes effective on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100. This rider provides that the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy plus the death benefit payable under any riders effective on the date of the insured's (under VUL) or last surviving insured's (under
        SVUL) death. The charge for this rider will be deducted on each Monthly Deduction Day starting from the Policy Date, when the LEB II rider and the policy are issued at the same time. If the LEB II rider is added to a policy that is already in-force, the rider's date of issue will be shown on the Policy Data Page and charges will start on the first Monthly Deduction Day following the rider's date of issue.

     -- LEVEL FIRST-TO-DIE TERM RIDER (SVUL POLICIES ONLY): This rider provides a level term insurance death benefit which we will pay when either insured dies while the rider is in effect. We will only pay the benefit once even if both insureds die at the same time.

     -- SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER (VUL POLICIES
        ONLY): Upon the insured's death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability.

     -- POLICY SPLIT OPTION (SVUL POLICIES ONLY): Under certain circumstances, you may split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds.

     See the SAI for more information about riders and options.

SUPPLEMENTARY TERM RIDER VS. BASE POLICY COVERAGE

     You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in combination with the Supplementary Term Rider (STR). The death benefit coverage will be the same in either case but there may be important cost differences. The most important factors that will affect your decision are:

     -- Premium Funding

     -- Cost of Insurance Charges

     -- Investment Experience

     Premium Funding: If you compare a policy with STR to one that provides the same initial death benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. (See "Deductions From Premiums--Sales Expense Charge")

     Generally, if you plan to fund the policy at certain higher levels, your sales expense charges will be lower if you choose the STR and this can help your Cash Value to build more quickly. The higher the premium you choose to pay, the greater the potential cost savings and positive impact on Cash Value growth with STR.

     Cost of Insurance Charges and Investment Experience: The cost of insurance charges (COIs) are different under the policy and the STR. The STR's charges are lower than the policy's charges in the early years and higher in the later years. This can impact your policy in different ways depending on how much premium you fund the policy with and also on the policy's investment experience.

     If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher STR COIs on the policy's Cash Value will be greater. Therefore, the lower the premiums paid and the worse the investment experience, the greater possibility that a policy with STR will not perform as well as a policy with base coverage only.

     When to Elect STR Coverage: Generally if you plan to fully fund the policy in the early years or you plan to pay at certain premium amounts, you should consider increasing coverage under the STR.

     When to Elect Base Policy Coverage Only: If you are concerned with the possibility of poor investment experience and reduced Cash Value levels over time, you should consider increasing base coverage. Also, if you want to purchase the Guaranteed Minimum Death Benefit Rider (GMDB), you should not elect any STR since GMDB is not available on policies with STR.

     There is no exact right or wrong amount of STR coverage to choose since actual policy experience will determine the benefits realized. Your choice should be based on your plans with respect to your premium amounts, your level of risk tolerance and the length of time you plan to hold the policy. To help make this decision, you may want to review several illustrations with various combinations of base policy and STR, and with various hypothetical rates of return. You should carefully evaluate all these factors and discuss all policy options with your registered representative.

                                 MATURITY DATE

     Unless the Life Extension Benefit Rider or the Life Extension Benefit II Rider is in effect, beginning on the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been 100 (under
SVUL), the policy's Face Amount will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy.

     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either:

        (1) to receive the Cash Surrender Value of your policy; or

        (2) to continue the policy without having to pay any more cost of insurance charges or monthly charges.

     If you do not make an election, the policy will be continued. If the policy is continued, we will continue to assess the mortality and expense risk charge on the Cash Surrender Value remaining in the Investment Divisions, and fund charges. The federal income tax treatment of a life insurance Policy is uncertain after the insured is age 100. See, "Federal Income Tax Considerations" for more information. If you choose to surrender your policy, you must submit a signed request to the Service Office at: New York Life Insurance and Annuity Corporation, Attn: Individual Policyowner Service, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 62211-2672 (or any other address we indicate to you in writing).

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

     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to the beneficiary.

               TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

                          24-MONTH EXCHANGE PRIVILEGE

     Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either: (1) transfer the entire Cash Value to the Standard Fixed Account of your policy, or
(2) exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Issue Date, issue age, risk classification and initial Face Amount as your original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange your policy:

     -- your policy must be in effect on the date of the exchange;

     -- you must repay any unpaid loan (including any accrued loan interest);
        and

     -- you must submit a written request in proper form.

     We will process your request for an exchange on the later of: (1) the date you send in your written request along with your policy, or (2) the date we receive the necessary loan payment for your exchange at our Service Office at:
New York Life Insurance and Annuity Corporation, Attn: Individual Policyowner Service 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211-2672 (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy's Cash Value plus a refund of all cost of insurance charges taken as of the date of the exchange. We will require you to make any adjustment to the premiums and Cash Values of your variable policy and the new policy, if necessary.

     When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law.

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

                                    PREMIUMS

     For the purpose of determining whether we require additional underwriting when accepting a premium payment, we divide your premium payments into planned and unplanned premiums.

                                PLANNED PREMIUM

     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

     -- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

     -- Planned premium payments end on the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL).

     -- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Unless the No-Lapse Guarantee Benefit or the Guaranteed Minimum Death Benefit Rider is in effect, your policy will terminate if the Cash Surrender Value is insufficient to pay the monthly deduction charges or if you have an excess policy loan, and you reach the end of the late period and you have not made the necessary payment.

                               UNPLANNED PREMIUM

     An unplanned premium is a payment you make that is not part of the premium schedule you choose.

     -- While the insured (under VUL) or either insured (under SVUL) is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been age 100 (under SVUL). However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, (i) we may require proof of insurability before accepting that payment and applying it to your policy, and (ii) for an SVUL policy both insureds must be living. The Life Insurance Benefit increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

     -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

     -- The minimum unplanned premium amount we allow is $50.

     -- We may limit the number and amount of any unplanned premium payments.

     Premium payments can be mailed to NYLIAC, 75 Remittance Drive, Suite 3021
(AM), Chicago, IL 60675-3021.

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

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

     Factors that are considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, fund performance, loans, and riders you add to your policy.

     We will require additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

                              TIMING AND VALUATION

     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4:00 p.m. Eastern time. Any premiums received after that time will be credited to your policy on the next Business Day.

     The fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.

                                   FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return the policy to us and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See the SAI for state-by-state details.)

     We will allocate premium payments you make with your application or during the free look period to our General Account until 20 days after issue. We will then allocate the premium plus any accrued interest to the Investment Divisions you have selected. However, if you cancel your policy, we will pay you only the greater of your policy's Cash Value on the date you return the policy or the total premium payments you have made, less any loans and any partial surrenders you have taken.

     If you cancel an increase in Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums which are allocated to the increase, less any part of the excess premium payments which we have already paid to you.

     You can return the policy to our Service Office at: New York Life Insurance and Annuity Corporation, Attn: Individual Policyowner Service, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 62211-2672 (or any other address we indicate to you in writing), or you can deliver it to the registered representative from whom you purchased the policy.

                                PREMIUM PAYMENTS

     When we receive a premium payment, we deduct the sales expense, state tax and federal tax charges that apply. The balance of the premium is called the "net premium." We apply your net premium to the Investment Divisions and/or Fixed Accounts, according to your instructions.

     If you elect the Guideline Premium Test to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the Guideline Premium Test, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the Guideline Premium Test to the date we return the premiums to you.

     Premium payments made during the free look period are applied to the General Account. After this period is over, we allocate the net premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Accounts according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers.

                PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's Cash Value.

                           POLICY PAYMENT INFORMATION

                      WHEN LIFE INSURANCE COVERAGE BEGINS

     Coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you. The monthly deduction of charges will be taken from the initial premium payment beginning on the first Monthly Deduction Day.

                    CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can increase or decrease the Face Amount of your policy once it is in force. The Face Amount of your policy affects the Life Insurance Benefit to be paid.

     You can request an increase in the Face Amount of your policy under certain circumstances. If an increase is approved, we will increase the Face Amount on the

Monthly Deduction Day on or after the date we approve the increase. An increase in the Face Amount of your policy will have the following consequences that you should consider:

     -- additional cost of insurance charges;

     -- a new suicide and contestability period applicable only to the amount of the increase will begin;

     -- a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC;

     -- a new seven year testing period for modified endowment contract status may begin; and

     -- the Target Premium may be increased.

     Under certain circumstances, it may be more advantageous to purchase additional insurance through an existing term insurance rider rather than increasing the policy's Face Amount. (See "The Policy--Additional Benefits Through Riders and Options" for details.)

     Under certain circumstances, you can request a decrease in the Face Amount of your policy. Such a decrease may have the following consequences that you should consider:

     -- a change in the total policy cost of insurance rate;

     -- a change in the policy's monthly contract charges; and

     -- possible adverse tax consequences.

     For more information about changing the Face Amount of your policy, see the SAI.

                                POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured (under VUL) or last surviving insured (under SVUL) died. These proceeds will equal:

        1) the Life Insurance Benefit calculated under the Life Insurance Benefit option you have chosen, valued as of the date of death;

        plus 2) any additional death benefits available under the riders you have chosen;

        less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

     We will pay interest on these proceeds from the date the insured (under
VUL) or last surviving insured (under SVUL) died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective.

                                     PAYEES

     The beneficiary is the person(s) or entity(ies) you have specified on our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy's beneficiary:

     -- You name the beneficiary when you apply for the policy. The beneficiary will receive the Policy Proceeds after the insured (under VUL) or last surviving insured (under SVUL) dies.

     -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

     -- You can change a revocable beneficiary while the insured (under VUL) or last surviving insured (under SVUL) is living by writing to our Service Office at: New York Life Insurance and Annuity Corporation, Attn:
        Individual Policyowner Service, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211-2672 (or any other address we indicate to you in writing).

     -- If no beneficiary is living when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

                          WHEN WE PAY POLICY PROCEEDS

     If the policy is still in effect, we will pay any Cash Surrender Value, partial surrenders, loan proceeds or the Policy Proceeds generally within seven days after we receive all of the necessary requirements at our Service Office located at: New York Life Insurance and Annuity Corporation, Attn: Individual Policyowner Service, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211-2672 (or any other address we indicate to you in writing).

     Under the following situations, payment of proceeds may be delayed:

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial surrender from the Separate Account, the Cash Surrender Value or the Policy Proceeds during any period that:

        (1) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC") or the SEC declares that an emergency exists; or

        (2) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial surrenders, from the Fixed Accounts for up to six months from the date we receive your request.

     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial surrenders, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial surrender or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

                                  DEATH CLAIMS

     The beneficiary can elect to have the Policy Proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at our Service Office, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the Policy Proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are three payment options to choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the insured's or last surviving insured's, as applicable, death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     -- Interest Accumulation Option (Option 1 A)
       Under this option, the portion of the Policy Proceeds the beneficiary chooses to keep with us will earn interest each year. The beneficiary can make partial surrenders from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the partial surrender.

     -- Interest Payment Option (Option 1 B)

        Under this option, we will pay interest on all or part of the Policy Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or once each year.

     -- Life Income Option (Option 2)
       Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

       If you make a request, we will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1999-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

     A decrease in the payee's age results in lower payments than if no decrease was made.

                     ELECTING OR CHANGING A PAYMENT OPTION

     While the insured (under VUL) or insureds (under SVUL) are living, you can elect or change your payment option. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the insured (under VUL) or last surviving insured (under SVUL) dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

                         LIFE INSURANCE BENEFIT OPTIONS

     Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers three options:

     OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's Face Amount. Except as described below, your Life Insurance Benefit under this option will be a level amount.

     OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's Face Amount plus the policy's Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Your Life Insurance Benefit will never be less than your policy's Face Amount.

     OPTION 3-- The Life Insurance Benefit under this option is equal to the policy's Face Amount plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy's Adjusted Total Premium (total premiums paid minus any partial surrenders). Your Life Insurance Benefit will never be less than your policy's Face Amount.

     We determine the Life Insurance Benefit as of the date of the insured's (under VUL) or last surviving insured's (under SVUL) death. Under any of the options, your Life Insurance Benefit may be greater if the policy's Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the option you have chosen. You can find this percentage on the Policy Data Page.

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the Guideline Premium Test ("GPT") or the Cash Value Accumulation Test ("CVAT"). You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age, sex, and risk class of the insured) of the Cash Value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:

     -- If you choose Option 1, your Life Insurance Benefit will not vary in amount and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

     -- If you choose Option 2 or 3, your Life Insurance Benefit will vary with your policy's Cash Value or Adjusted Total Premium and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

     (See the SAI for examples of the impact of these tests on sample Life Insurance Benefit options).

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     You can change the Life Insurance Benefit option for your policy while the insured (under VUL) or both insureds (under SVUL) are alive. Changes to Option 3 are not permitted. However, we may prohibit you from changing the Life Insurance Benefit option if the change would (1) cause the Target Face Amount of the policy to be less than $1,000,000 (for VUL) or $2,000,000 (for SVUL), (2) cause the policy to fail to qualify as life insurance under Section 7702 of the Internal Revenue Code, or (3) cause the policy's Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL). If the Scheduled Term Insurance Rider or Scheduled Supplementary Term Insurance Rider is in effect you must choose Option 1.

     In order to change your Life Insurance Benefit option, you must submit a signed request to our Service Office located at: New York Life Insurance and Annuity Corporation, Attn: Individual Policyowner Service, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211-2672 (or any other address we indicate to you in writing). We will change your Life Insurance Benefit option on the Monthly Deduction Day on or after the date we receive your written request.

     (See the SAI for examples of how an option change can impact your Life Insurance Benefit.)

                          ADDITIONAL POLICY PROVISIONS

                 LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase.

                                    SUICIDE

     If the death of the insured (under VUL) or last surviving insured (under
SVUL) is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or partial surrender benefits paid. If a suicide occurs within two years of the effective date of a Face Amount increase, we will also pay the limited life insurance benefit for that increase, or, if the limited life insurance benefit is not payable, the monthly deductions from Cash Value made for the increase.

                         MISSTATEMENT OF AGE OR GENDER

     If the policy application misstates any insured's age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age(s) and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

                                   ASSIGNMENT

     You can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of it at our Service Office at: New York Life Insurance and Annuity Corporation, Attn: Individual Policyowner Service, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211-2672 (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.) You cannot assign Qualified Policies.

                                   SURRENDERS

                               PARTIAL SURRENDERS

     You can request a partial surrender from your policy if: (1) the insured (under VUL) or either insured (under SVUL) is living, (2) the partial surrender being requested is at least $500, and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

AMOUNT AVAILABLE FOR A PARTIAL SURRENDER

     You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender at the price next determined after we receive your written request. We will not allow a partial surrender if it would reduce the policy's Face Amount, Target Face Amount or Total Face Amount to fall below $500,000 ($250,000 of which is the minimum Face Amount requirement).

REQUESTING A PARTIAL SURRENDER

     You can request a partial surrender from your policy by sending a written request to our Service Office at: New York Life Insurance and Annuity Corporation, Attn: Individual Policyowner Service, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211-2672 (or any other address we indicate to you in writing) or by calling 1-888-695-4748.

     We will pay any partial surrenders generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "When We Pay Policy Proceeds" for more information.)

     Unless you choose a later effective date, your requested partial surrender will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after 4:00 p.m. Eastern Time, then the requested partial surrender will be effective on the next Business Day.

     When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender.

     You can specify how much of the partial surrender you want taken from the amount you have in each of the Investment Divisions and in the Fixed Accounts. If you do not specify this, we will deduct the partial surrender and any partial surrender fee from the Investment Divisions and/or the Fixed Accounts in proportion to the amounts you have in each of these investment options. If you request a partial surrender that is greater than the amount in the Investment Divisions and/or in the Fixed Accounts you have chosen, we will reduce the amount of the partial surrender to the amount available and pay you that amount less any applicable surrender fee.

     A partial surrender may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

THE EFFECT OF A PARTIAL SURRENDER

     When you make a partial surrender, we reduce your Cash Value and Cash Surrender Value by the amount of the partial surrender, and any applicable surrender fee.

     -- OPTION 1

       If you have elected Life Insurance Benefit option 1, we reduce your policy's Face Amount by the difference between:

        (1) the amount of the surrender; and

        (2) the greater of:

            (a) the Cash Value of the policy immediately prior to the surrender, minus the Face Amount divided by the applicable percentage at the time of the partial surrender, as shown on the Policy Data Page, or

            (b) zero.

     -- OPTION 2

       If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's Face Amount.

     -- OPTION 3

       If you have elected Life Insurance Benefit Option 3, the Adjusted Total
        Premium will be reduced by the amount of the surrender proceeds. A reduction of the Adjusted Total Premium will never cause the Adjusted Total Premium to be less than zero. For policies where the Adjusted Total Premium is less than the amount of the surrender, the Face Amount of the policy will be reduced by the difference between:

        (1) the amount of the surrender, less the Adjusted Total Premium amount immediately prior to the surrender; and

        (2) the greater of:

            (a) the Cash Value of the policy immediately prior to the partial surrender, less the Adjusted Total Premium, minus the Face Amount divided by the applicable percentage at the time of the surrender, as shown on the Policy Data page, or

            (b) zero.

     Any decrease in the Face Amount caused by the partial surrender will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order in which they took place.

                                FULL SURRENDERS

CASH SURRENDER VALUE

     The Cash Surrender Value of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Accounts, and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any premium deductions and deductions from Cash Value that were made. You can surrender your policy for its Cash Surrender Value at any time while the insured (under VUL) or last surviving insured (under SVUL) is living.

ALTERNATIVE CASH SURRENDER VALUE ("ACSV")

     An ACSV may be made available to a Corporation, an Irrevocable Trust, or other defined policyowner class if we agree. The ACSV can be elected only at issue. The current mortality and expense risk charges will be higher for policies with an ACSV.

     If your policy has the ACSV, then for a period of ten years from the Issue Date, while the insured (under VUL) or either insured (under SVUL) is still living, you may surrender the policy for the Alternative Cash Surrender Value. The ACSV is equal to Cash Surrender Value plus the unamortized value of the ACSV Benefit. The cumulative ACSV Benefit is the sum of all sales expense charges and the monthly per thousand face amount charges since issue. The ACSV Benefit will be amortized beginning with the 13th policy month and continuing through the end of the 10th policy year. (See the SAI for details.)

REQUESTING A SURRENDER

     You can surrender the policy by sending a written request and the policy to our Service Office at: New York Life Insurance and Annuity Corporation, Attn:
Individual Policyowner Service, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211-2672 (or any other address we indicate to you in writing).

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the day we receive your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after 4:00 p.m. Eastern Time, the requested surrender will be effective on the next Business Day. We will mail the surrender proceeds within seven days after the effective date.

                                     LOANS

     You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to: ((100% - a) x b) - c, where:

     a = the current loan interest rate
     b = the policy's Cash Surrender Value
     c = the sum of three month's of Monthly Deductions.

                      YOUR POLICY AS COLLATERAL FOR A LOAN

     When you request a loan, if the Cash Value in the Standard Fixed Account does not equal at least 100% of the requested loan plus any outstanding loans including accrued loan interest, a transfer of funds will be made from the Enhanced DCA Fixed Account to the Standard Fixed Account so that the Cash Value in the Standard Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest. If, after the transfer of all funds in the Enhanced DCA Fixed Account, the Cash Value of the Standard Fixed Account is not at least 100% of this requested loan amount, a transfer of funds will be made from the Separate Account to the Standard Fixed Account so that the Cash Value in the Standard Fixed Account is at least 100% of the required loan amount plus any outstanding loans including accrued loan interest. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial surrenders or transfer any funds from the Standard Fixed Account if the partial surrender or transfer would cause the Cash Value of the Standard Fixed Account to fall below 100% of all outstanding loans. Additionally, if the monthly deductions from the Cash Value will cause the Cash Value of the Standard Fixed Account to fall below 100% of all outstanding policy loans, we will take these deductions first from the Enhanced DCA Fixed Account, and then from the Investment Divisions of the Separate Account as indicated above.

                                 LOAN INTEREST

     We currently charge an effective annual loan interest rate of 4% in Policy Years 1-10, and 3.25% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

                 INTEREST ON THE CASH VALUE HELD AS COLLATERAL

     When you take a loan against your policy, the loaned amount which we hold in the Standard Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Standard Fixed Account may also be different from the rate we credit on other amounts in the Standard Fixed Account or amounts in the Enhanced DCA Fixed Account. The rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first ten Policy Years, the rate we currently expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.25% less than the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Standard Fixed Account.

                           WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date of a new loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the insured (under VUL) or last surviving insured
        (under SVUL) dies.

     Any loan interest due on a policy anniversary which you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Surrender Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

                                 LOAN REPAYMENT

     You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When we receive a loan repayment, we will first use that money to repay any portion of the outstanding loan that was originally taken from the Fixed Accounts (including the Enhanced DCA Fixed Account if the loan repayment is received during the policy's first twelve months). We will allocate any remaining portion of the loan repayment to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree.

                             EXCESS LOAN CONDITION

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

                          THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited on loaned amounts held in the

Standard Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest on loaned amounts held in the Standard Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the Internal Revenue Code ("IRC"). If the Policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Tax Considerations" for more information.)

                         TERMINATION AND REINSTATEMENT

                                  LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. You policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits. No new loans or partial surrenders may be taken during the late period.

     If the insured (under VUL) or last surviving insured (under SVUL) dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies. If your policy has the No-Lapse Guarantee, it may prevent your policy from terminating during the first three years.

                               NO-LAPSE GUARANTEE

     The No-Lapse Guarantee ensures that the policy will remain in effect during the first three Policy Years if it passes a minimum premium test. In order to pass that test, the total premiums you have paid into the policy (less any loans or partial surrenders you have taken) must be at least equal to the minimum monthly premium payment amount of the policy, as shown on the Policy Data Page, multiplied by the number of months that the policy has been in effect.

     If the policy passes the minimum premium test, it will not enter the late period even if the Cash Surrender Value on a Monthly Deduction Day is insufficient to pay for the monthly deductions from Cash Value for the next policy month. Rather, we will deduct the charges from your Cash Surrender Value to the extent possible. We will defer the deduction of any amount that exceeds the Cash Surrender Value until the end of the guarantee period. When the guarantee period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will end.

     The No-Lapse Guarantee will end on the earliest of:

     -- the third policy anniversary;

     -- the date on which you change (1) the Face Amount of the policy or (2) the Life Insurance Benefit option resulting in a change in the Face Amount;

     -- the date you add or delete any riders to the policy;

     -- the date you increase or decrease any rider coverage amounts; or

     -- the date on which a change in underwriting class takes effect.

The No-Lapse Guarantee benefit is not available if either the Scheduled Term Insurance Rider or the Scheduled Supplementary Term Insurance Rider is in effect.

                              REINSTATEMENT OPTION

     If your policy has ended, you can request that we reinstate your policy if all of these conditions are met:

     -- you make your request within five years after your policy is ended;

     -- the insured (under VUL) or both insureds (under SVUL) are alive
        (however, we will accept your reinstatement request when only one insured is living if the other insured died before your policy was terminated); and

     -- you have not surrendered your policy for its Cash Surrender Value.

     Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders or amounts borrowed from the policy.

     Before we reinstate your policy, we must receive the following:

        (1) a payment equal to an amount sufficient to keep the policy in effect for at least three months, and

        (2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.

     We will allocate your payments to the Investment Divisions and/or the Standard Fixed Account according to your instructions at the time you make such payment.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request. If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not ended.

     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed. We will deduct any unpaid loan from this Cash Value or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.

                       FEDERAL INCOME TAX CONSIDERATIONS

                                   OUR INTENT

     This section is intended to provide general information about Federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Furthermore, you should note that tax laws change from time to time. We do not know whether the treatment of life insurance policies under Federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

     The ultimate effect of Federal income taxes on the values under your policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, the terms of the policy and your circumstances.

                  DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.

     The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the Separate Account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in you being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings the Treasury Department has stated it expects to issue. Therefore we reserve the right to modify the policy, as we deem appropriate, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

                      LIFE INSURANCE STATUS OF THE POLICY

     We believe that your policy, when issued, meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy will receive the same Federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the beneficiary's gross income, subject to the terms and conditions of IRC
Section 101(a)(1). Pursuant to IRC Section 101(g), amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract," as discussed below, are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a modified endowment contract, in which case the receipt of any loan under the policy may result in recognition of income by the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until policy proceeds are received upon a full or partial surrender of the policy.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

                     REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for Federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

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

                       MODIFIED ENDOWMENT CONTRACT STATUS

     IRC Section 7702A defines a class of life insurance policies as "modified endowment contracts." Under this provision, for tax purposes, policies will be treated in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and are entered into on or after June 21, 1988 is somewhat different.

     A life insurance policy becomes a modified endowment contract if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "7-pay premium." Generally, the "7-pay premium" is the level annual premium which, if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "7-pay premiums" were $1,000 annually, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition if a material change occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven policy years, or attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new 7-pay test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the 7-pay test, all distributions (including loans) occurring in the policy year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

               STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

     The policy provides that beginning on the policy anniversary on which the insured is age 100 (under VUL) or younger insured (under SVUL) is or would have been age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the life insurance benefit under the policy will equal the Cash Value. The IRS has not issued any guidance on the status of a life insurance policy after the insured (under VUL) or the younger insured (under SVUL) is or would have been age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the owner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured (under VUL) or younger insured (under SVUL) is or would have been age 100.

                          PARTIAL AND FULL SURRENDERS

     Upon surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for Federal tax purposes to the extent that the Cash Value, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial surrender from your policy will depend upon whether the partial surrender results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract.

     If your policy is not a modified endowment contract, the general rule is that a partial surrender from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions from a policy that is not a modified endowment contract will not be subject to Federal income tax, except to the extent that they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial surrender. In addition, any amounts distributed under a modified endowment contract (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a loan, partial surrender and/or full surrender), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions that are: (i) made on or after the date the taxpayer attains age 59 1/2; or (ii) attributable to the taxpayer's becoming disabled; or (iii) part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

                      POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law, any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above), loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to an additional 10% tax.

     IRC Section 264 provides that interest paid or accrued on a loan in connection with a policy generally is not deductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or if you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums paid, ordinarily you will be liable for taxes on the excess. The amount will be taxed as ordinary income.

                                CORPORATE OWNERS

     If you are a corporation, ownership of a policy may affect your exposure to the corporate alternative minimum tax. If you intend to use one or more policies to fund deferred compensation arrangements, you should consider the tax consequences of these arrangements. Please consult your tax advisor on these matters.

                      EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences, depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101 (a) provides that, subject to certain exceptions, in a circumstance where a policy which has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

                                OTHER TAX ISSUES

     Generally, life insurance benefits are not currently subject to Federal income tax. Also, generally, the earnings on the amount you invest in the Investment Divisions and the Fixed Accounts are not subject to income tax as long as they remain invested in the policy. If you take a partial surrender, surrender or terminate your policy, or if your policy matures, you may incur taxable income. You may incur taxable income if your policy becomes a modified endowment contract and you take a policy loan. However, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary, so please check with your tax advisor for information pertaining to your tax status.

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

                                QUALIFIED PLANS

     The policies are intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing plans, 401(k) plans, money purchase pension plans and defined benefit plans, purchasers of these policies should seek competent legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

                                  WITHHOLDING

     Under IRC Section 3405, withholding generally is required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except when your tax identification number has not been furnished to us, or when the IRS has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have Federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), investment and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial unspecified compensatory and punitive damages. In addition, from time to time NYLIAC is involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Accounts. Each year we will mail you a report showing the Cash Value, Cash Surrender Value and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 (including the report of independent accountants), and the Separate Account statement of assets and liabilities as of December 31, 2002 and the statements of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants), are included in the SAI. The independent public accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, N.Y. 10036.

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

                                STATE VARIATIONS

     The following lists by jurisdiction any variations to the statements made in this prospectus. Unless otherwise stated, the variations listed apply to both VUL and to SVUL policies.

CALIFORNIA

Free Look--If you cancel your policy within twenty days after delivery a refund will be made within thirty days. We will pay you your policy's Cash Value on the date you return the policy, plus the charges that were deducted from the premium payments you have made, less any loans and partial surrenders you have taken.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

COLORADO

Transfers Among Investment Divisions and the Fixed Accounts--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Standard Fixed Account, even if such change occurs after the first two Policy Years.

Suicide--The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

24-Month Exchange Privilege--All riders attached to this policy will be included in the new policy only if those riders would have been offered with the new policy on its date of issue.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

DISTRICT OF COLUMBIA

Free Look--You have until the later of twenty days from the date you receive your policy, or forty-five days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first twenty days after you receive your policy to the General Account. After this twenty day period, we will allocate your net premiums according to your instructions.

FLORIDA

Life Insurance Benefit Options--In the event that the insured (under VUL) or last surviving insured (under SVUL) dies during the policy month following a Monthly Deduction Day on which the Cash Surrender Value of the policy was less than the monthly deduction charges deducted for that month, we will reduce the life insurance proceeds by the difference between the monthly deduction charges and the Cash Surrender Value as calculated on that prior Monthly Deduction Day.

Termination and Reinstatement--If your policy's Cash Surrender Value on any Monthly Deduction Day is less than or equal to zero, and the policy's No-Lapse Guarantee benefit is not in effect, your policy will enter the late period.

Late Period--The late period is the thirty-one days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is less than or equal to zero and the policy's No Lapse Guarantee benefit is not in effect. We will mail a notice to the
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

policyowner (and any known assignee) at least thirty days before the end of the late period stating the amount of premium needed to cover any overdue charges. If the late period expires without sufficient payment, then we will terminate your policy without any benefits.

However, you do have the opportunity to change your insurance to paid-up life insurance, which will be payable to the Beneficiary upon receipt of proof of death of the insured (under VUL) or last surviving insured (under SVUL). No more premiums may be paid, the Life Insurance Benefit option selected under the policy will no longer apply, and loans, partial surrenders and transfers will no longer be available. No insurance or benefits from riders will be provided after this paid-up insurance goes into effect. Your signed notice must be received before the end of the late period. See your policy for details regarding this option.

Life Extension Benefit Rider--The Life Extension Benefit Rider is not available.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

ILLINOIS

No Lapse Guarantee--The No Lapse Guarantee benefit is known as the Coverage Protection Benefit.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

INDIANA

Free Look--You may return the policy to any of our registered representatives.

Premiums--Premiums are payable to any of our registered representatives.

Policy Proceeds--Policy Proceeds will be paid within two months of receipt of proof of death.

Alternative Cash Surrender Value--The Alternative Cash Surrender Value (ACSV) is not available.

KANSAS

Premiums--Premiums are payable to any of our registered representatives.

LOUISIANA

Late Period--We will mail a notice to the policyowner (and any known assignee) at least 62 days before the end of the late period.

MASSACHUSETTS

Transfers Among Investment Divisions and the Fixed Accounts--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Standard Fixed Account.

Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

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

MICHIGAN

Living Benefits Rider--You may exercise the benefit under this rider if the insured (under VUL) or last surviving insured (under SVUL) has a life expectancy of six months or less.

MISSOURI

Free Look--If you cancel your policy within twenty days after delivery a refund will be made equal to the premium payments you have made less any loans and partial surrenders you have taken.

Suicide--If the death of the insured (under VUL) or last surviving insured (under SVUL) is a result of suicide within two years of the Issue Date, we will pay the limited Life Insurance Benefit only if we can show that the Insured intended to commit suicide when the policy was applied for. Otherwise, we will pay the full Life Insurance Benefit.

MONTANA

Policy Proceeds--Policy Proceeds will be paid within sixty days of receipt of proof of death, If settlement is made after the first thirty days of receipt of proof of death, it will bear interest at a rate prescribed by Montana Law from the thirtieth day until a settlement is made.

NEBRASKA

Late Period--We will mail a notice to the policyowner (and any known assignee) at least 61 days before the end of the late period.

NEW HAMPSHIRE

Premiums--Premiums are payable to any of our registered representatives.

NEW YORK

Changing the Face Amount of Your Policy--You are allowed to increase your policy's Face Amount only once each Policy Year. You are allowed to decrease you policy's Face Amount only once each Policy Year.

Loans--The loan value of the policy will never be less than 75% of the policy's Cash Surrender Value.

Transfers Among Investment Divisions and the Fixed Accounts--We may impose a charge up to $25 per transfer for each transfer after the first twelve in any Policy Year.

Free Look--You have ten days from the date you receive your policy to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first ten days after you receive your policy to the General Account. After this ten-day period, we will allocate your net premiums according to your instructions.

The Separate Account--If there is a change in the investment strategy of any Investment Division, you have the option of converting the policy, without evidence of insurability, within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. The policy will be converted to a new fixed benefit life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue ages, sexes and underwriting classes as your original Policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

Policy Split Option--In addition to divorce and certain tax law changes, the policy may be split for any other reason, provided we agree. The Life Insurance Benefit option for each new policy will be the option in effect on the date when you split the policy.

Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

Life Extension Benefit Rider--The Life Extension Benefit Rider is not available.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

Scheduled Term Insurance Rider--This rider will end on the policy anniversary on which the insured is age 80 (under VUL) or the younger insured is or would have been age 70 (under SVUL).

Spouse's Paid-up Insurance Purchase Option Rider--The Spouse's Paid-up Insurance Purchase Option Rider is not available.

Supplementary Term Rider--This rider will end on the policy anniversary on which the insured is age 80 (under VUL) or the younger insured is or would have been age 70 (under SVUL).

Monthly Per Thousand Face Amount Charge--The per thousand face amount charge is guaranteed not to exceed $0.03 per $1,000 of face amount in Years 1-10 and $0.00 in Years 11 and beyond.

NORTH DAKOTA

Suicide--The Suicide Exclusion period is one year from the Issue Date.

OKLAHOMA

Free Look--If a refund is not made within thirty days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

Premiums--Premiums are payable to any of our registered representatives.

OREGON

State Tax Charge--The State Tax Charge is referred to as the State Tax Chargeback and will never exceed 3%.

Federal Tax Charge--The Federal Tax Charge will never exceed 3%.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

PENNSYLVANIA

Changing Your Life Insurance Benefit Option--A Life Insurance Benefit option change cannot be made if it will decrease the policy Face Amount below the minimum Face Amount for the policy.

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

Changing the Face Amount of Your Policy--You are allowed to decrease your policy's Face Amount only once each Policy Year.

Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

Late Period--We will not terminate your policy until 61 days after the date we mail a notice to the policyowner (and any known assignee).

Cash Value--The Cash Value of this policy on the Issue Date is equal to the initial premium paid for the policy, less the deductions from premiums.

Misstatement of Age or Gender--If the policy application misstates any insured's age or sex, we will adjust the Life Insurance Benefit and the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date(s)of birth and/or correct sex. We will not adjust the Cash Value or the Cash Surrender Value.

Policy Split Option--Due to state regulations, the policy cannot be split in the event of the divorce of the insureds.

TEXAS

Changing the Face Amount of Your Policy--You are allowed to decrease your policy's Face Amount only once each Policy Year.

Changing Your Life Insurance Benefit Option--You may make only one change in your Life Insurance Benefit option each Policy Year.

Reinstatement Option--From the date of reinstatement new incontestability and suicide exclusion periods will apply with regard to all statements and representations made in the reinstatement application only.

Cash Surrender Value--If you request a full surrender of the policy within thirty days after a policy anniversary, the value in the Fixed Accounts for purposes of calculating the Cash Surrender Value will not be less than the value that was in the Fixed Accounts on such anniversary.

Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

Life Extension Benefit Rider--The Life Extension Benefit Rider is not available.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

Monthly Per Thousand Face Amount Charge--The per thousand face amount charge is guaranteed not to exceed $0.03 per $1,000 of Face Amount in Years 1-10 and $0.00 in Years 11 and beyond.

UTAH

Changing the Face Amount of Your Policy--You are allowed to decrease your policy's Face Amount only once each Policy Year.

VERMONT

Loans--The loan value of the policy will never be less than 75% of the policy's Cash Surrender Value.

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

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

WEST VIRGINIA

Loans--We reserve the right to defer the payment of any loan, surrender proceeds, or life insurance proceeds based on funds allocated to the Fixed Accounts for up to thirty days from the date we receive your request.

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

     The Statement of Additional Information ("SAl") includes additional information about Pinnacle VUL and Pinnacle SVUL. The SAl is available without charge upon request. You can request the SAl by mail (at our Service Office at New York Life Insurance and Annuity Corporation, Attn: Individual Policyowner Service, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211-2672), or by phone on our toll-free number (1-888-695-4748). The current SAl is incorporated by reference into the prospectus and has been filed with the SEC.

     Information about Pinnacle VUL and Pinnacle SVUL (including the SAl) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about Pinnacle VUL and Pinnacle SVUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

     For a personalized illustration, contact your Registered Representative or call our toll-free number, 1-888-695-4748.

SEC File Number: 811- 07798
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                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED

                                  MAY 1, 2003

                                      FOR

               NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE

                                      AND

         NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

                                      FROM

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Pinnacle Variable Universal Life Insurance and Pinnacle Survivorship Variable Universal Life Insurance prospectus. You should read the SAI in conjunction with the current prospectus dated May 1, 2003 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (888) 695-4748 or writing to: NYLIAC, Attention: Individual Policyowner Service, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211-2672. Terms used but not defined in the SAI have the same meaning as in the current prospectus.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information and History.............................    2
Additional Information about the Operation of the
  Policies..................................................    2
Sales and Other Agreements..................................   19
Underwriting a Policy.......................................   20
Additional Information about Charges........................   20
Surrender of Your Policy....................................   25
Financial Statements........................................   25
Performance Summary.........................................   26

PINNACLE VUL AND PINNACLE SVUL ARE OFFERED UNDER NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                        GENERAL INFORMATION AND HISTORY

     The Pinnacle VUL and Pinnacle SVUL prospectus and SAI describe two flexible premium variable universal life insurance policies which NYLIAC issues: the NYLIAC Pinnacle Variable Universal Life Insurance Policy (VUL) and the NYLIAC Pinnacle Survivorship Variable Universal Life Insurance Policy (SVUL).

ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's financial statements are also included in this SAI. NYLIAC's principal business address is 51 Madison Avenue, New York, New York 10010.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $XX billion at the end of 2002. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase reserves associated with the policies.

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

     The prospectus provides information about the policy and its riders. The following is additional information about these terms.

INVESTMENT DIVISIONS

     As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

     MainStay VP Series Fund, Inc.:
        -- MainStay VP Bond
        -- MainStay VP Capital Appreciation
        -- MainStay VP Cash Management
        -- MainStay VP Convertible
        -- MainStay VP Government
        -- MainStay VP Growth Equity

        -- MainStay VP High Yield Corporate Bond
        -- MainStay VP Indexed Equity
        -- MainStay VP Total Return
        -- MainStay VP Value
        -- MainStay VP American Century Income & Growth
        -- MainStay VP Dreyfus Large Company Value
        -- MainStay VP Eagle Asset Management Growth Equity

     The Alger American Fund
        -- Alger American Leveraged All Cap
        -- Alger American Small Capitalization

     American Century(R) Variable Portfolios, Inc.
        -- American Century VP International (Class II)
        -- American Century VP Value (Class II)

     Dreyfus Investment Portfolios
        -- Dreyfus IP Technology Growth (Initial Shares)

     Dreyfus Variable Investment Fund
        -- Dreyfus VIF Small Cap (Initial Shares)

     Fidelity Variable Insurance Products Fund
        -- Fidelity VIP Contrafund (Initial Class)
        -- Fidelity VIP Equity-Income (Initial Class)
        -- Fidelity VIP Growth (Initial Class)
        -- Fidelity VIP Index 500 (Initial Class)
        -- Fidelity VIP Investment Grade Bond (Initial Class)
        -- Fidelity VIP Mid Cap (Initial Class)
        -- Fidelity VIP Overseas (Initial Class)

     Janus Aspen Series
        -- Janus Aspen Series Aggressive Growth
        -- Janus Aspen Series Balanced
        -- Janus Aspen Series Worldwide Growth

     MFS(R) Variable Insurance Trust
        -- MFS(R) Investors Trust Series
        -- MFS(R) New Discovery Series
        -- MFS(R) Research Series
        -- MFS(R) Utilities Series

     Neuberger Berman Advisers Management Trust
        -- Neuberger Berman AMT Mid-Cap Growth

     T.  Rowe Price Equity Series, Inc.
        -- T. Rowe Price Equity Income

     T. Rowe Price Fixed Income Series, Inc.
        -- T. Rowe Price Limited-Term Bond

     Van Eck Worldwide Insurance Trust
        -- Van Eck Worldwide Hard Assets

     The Universal Institutional Funds, Inc.
        -- Van Kampen UIF Emerging Markets Debt
        -- Van Kampen UIF Emerging Markets Equity
        -- Van Kampen UIF U.S. Real Estate

     The Funds' shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, Inc., shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds' investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each valuation day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one valuation day to the end of the next valuation day.

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

     We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can request an increase in the Face Amount of your policy after the first Policy Anniversary if all of the following conditions are met:

     -- the insured is (under VUL) or both insureds are (under SVUL) still living;

     -- the insured is age 85 or younger (under VUL) or the older insured is age
        90 or younger (under SVUL);

     -- the increase you are requesting is $5,000 or more;

     -- the requested increase will not cause the policy's Face Amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and

     -- you submit a written application signed by the insured(s) along with satisfactory evidence of insurability.

     We can limit any increase in the Face Amount of your policy.

     You can request a decrease in the Face Amount of your policy if all of the following conditions are met:

     -- the insured (under VUL) or last surviving insured (under SVUL) is still living;

     -- the decrease you are requesting will not reduce the policy's Face Amount below $250,000; and

     -- the decrease you are requesting will not reduce the policy's Target Face
        Amount below $1,000,000 (under VUL) or $2,000,000 (under SVUL).

     We may limit any decrease in the Face Amount of your policy.

ADDITIONAL INFORMATION ABOUT THE AMOUNT IN THE SEPARATE ACCOUNT: VALUATION OF ACCUMULATION UNITS

     The value of an accumulation unit on any valuation day equals the value of an accumulation unit on the preceding valuation day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding valuation day to its close on the current valuation day using the following formula:

                                     (a/b)

     Where: a = the sum of:

            (1) the net asset value of the Fund share held in the Separate
                Account for that Investment Division at the end of the current valuation day, plus

            (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period; and

             b = the net asset value of the Fund share held in the Separate
                 Account for that Investment Division at the end of the preceding valuation day.

     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

ALTERNATIVE CASH SURRENDER VALUE (ACSV)

     Your ACSV Benefit for policy months 1 through 12, as calculated on each Monthly Deduction Day, is equal to the sum of a + b + c, where:

     (a) = the current ACSV Benefit;

     (b) = any sales expense charges deducted from premiums paid since the last Monthly Deduction Day,

     (c) = the current month's per thousand face amount charge.

     Your ACSV Benefit for policy months 13 through the end of the 10th policy year, as calculated on each Monthly Deduction Day, is equal to the sum of (a + b + c) -- d, where:

     (a) = the current ACSV Benefit;

     (b) = any sales expense charges deducted from premiums paid since the last Monthly Deduction Day,

     (c) = the current month's per thousand face amount charge

     (d) = the current month's amortization of the ACSV Benefit.

     Upon our receipt of your request to surrender this policy in full during the first ten Policy Years, we will increase the current ACSV Benefit by any sales expense charges that have been deducted from premium payments received since the last Monthly Deduction Day. We will then pay you the ACSV.

     The ACSV Benefit is only used to calculate the Alternative Cash Surrender Value payable in the event of a full surrender of all of the NYLIAC policies you own which include an ACSV Benefit. The ACSV Benefit is not invested and will not accumulate interest. The ACSV Benefit is not included as part of Cash Surrender Value and is therefore not available for loans or partial surrenders or to support monthly deduction charges.

     You do not receive the ACSV on a 1035 exchange, as part of a life insurance benefit payment, or, unless we agree, in the event the policy is assigned. In any of these circumstances the ACSV Benefit is retained by NYLIAC.

     Upon any reinstatement of the policy, the ACSV Benefit will equal zero. We will then calculate the value of this benefit from the period beginning on the reinstatement date up to the 10th policy anniversary. At reinstatement, the amortization of the ACSV Benefit will be calculated based on the number of months remaining in the ten year period.

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     The following riders and options are available with this policy, and a description of each is provided in the current prospectus:

    Guaranteed Minimum Death Benefit Rider
    Living Benefits Rider
    Supplementary Term Rider
    Scheduled Term Insurance Rider
    Scheduled Supplementary Term Insurance Rider
    Life Extension Benefit Rider
    Life Extension Benefit II Rider
    Level First-to-Die Term Rider (SVUL Only)
    Spouse's Paid-Up Insurance Purchase Option Rider (VUL Only)
    Policy Split Option (SVUL Only)

     Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.

     There may be an additional charge for a rider. Subject to availability in each jurisdiction, the Spouse's Paid-Up Insurance Purchase Option Rider (described below) is included in the VUL policy. This Rider is not available on the SVUL policy. The Level First-to-Die Term Rider is available for purchase only with the SVUL policy. The Living Benefits Rider is available only on Non-Qualified Policies. All other riders are available on both Non-Qualified and Qualified Policies.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER

     As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will never lapse due to its Cash Surrender Value being insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy's Cash Surrender Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the insured's age 70, 80 or 100 (under VUL) or younger insured's age 80 or 100 (under SVUL). You may choose any of these expiry dates as long as the benefit period is at least ten years. You may cancel this rider at any time by sending us a signed notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.

     In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy. The premium you must pay under this rider is called the monthly "Guaranteed Minimum Death Benefit (GMDB) premium." You will find it on the Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)

     If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following way:

        (a) If you take a loan during the first two Policy Years, this rider will end.

        (b) After the first two Policy Years, you may take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of up to 6.0% as of that date.

     This rider is not available on a policy with the Supplementary Term Rider, the Scheduled Term Insurance Rider, the Supplementary Scheduled Term Insurance Rider, or the Level First-to-Die Term Rider.

     LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     Under this rider, if the insured (under VUL) or last surviving insured (under SVUL) has a life expectancy of twelve months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider in order to have it included in your policy. Under the VUL Policy, this election can be made when you apply for your policy or after we issue your policy. Under the SVUL Policy, you can elect this rider only after the first death of an insured. This rider is not available on Qualified Policies.

     You can cancel this rider at any time by sending us a signed notice. This rider will end on the date we receive your request.

     You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to:

  Elected     X    Eligible  X    Interest  -    Administrative fee  -    Elected percentage of an
  percentage       proceeds       factor         (up to $150)             unpaid Policy loan

     Minimum accelerated benefit amount: $25,000.

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC policies).

     If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     When we make a payment under this rider, we will reduce your policy's Face Amount, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected.

    SUPPLEMENTARY TERM RIDER (STR)

     This rider provides a term insurance benefit that is payable when the insured (under VUL) or last surviving insured (under SVUL) dies while this rider is in effect. It insures the same individual(s) covered by the base policy. At the time you apply for this rider, you select a Target Face Amount for your policy. The initial term insurance death benefit under this rider equals the Target Face Amount less the Life Insurance Benefit. We recalculate the term insurance benefit on each Monthly Deduction Day in accordance with the life insurance benefit option that is in effect under the policy. You may cancel this rider by sending us a signed written request. The rider will end on the Monthly Deduction Day on or next following the date we receive your request. This rider will also end on the policy anniversary on which the insured is age 95 (under
VUL) or the younger insured is or would have been age 95 (under SVUL). At that time, the term insurance benefit under the STR will automatically convert to insurance under the base policy. There is no charge for this conversion. The Guaranteed Minimum Death Benefit Rider is not available if your policy has the STR.

     Because the Life Insurance Benefit of your base policy (not including riders) may increase or decrease depending on investment performance, the rider's term insurance benefit will do the reverse in order to maintain a level Target Face Amount. Under Option 1, the term insurance benefit will automatically be set to equal the Target Face Amount minus the Life Insurance Benefit. Under Option 2, the term insurance benefit will automatically be set to equal the Target Face Amount plus the Cash Value minus the Life Insurance Benefit. Under Option 3, the term insurance benefit will automatically be set to equal the Target Face Amount plus the Adjusted Total Premium minus the Life Insurance Benefit. However, the rider's term insurance benefit will not be reduced to an amount less than zero. If the base policy's Life Insurance Benefit changes for any reason other than because of the requirements of Section 7702 of the Internal Revenue Code, we will make a corresponding adjustment to the Target Face Amount.

     We will only allow you to have this rider if:

        (1) the initial Target Face Amount is at least $1,000,000 for (VUL) or $2,000,000 (under SVUL);

        (2) the policy's Life Insurance Benefit at issue is at least $250,000;

        (3) the initial term insurance benefit of this rider is at least the minimum amount we require, which is currently $100,000; and

        (4) the initial term insurance benefit of this rider is no greater than nine times the policy's initial Face Amount.

     Within certain limits and subject to evidence of insurability which we may require, you may increase or decrease this rider's term insurance benefit.

     You may request changes to your policy under this rider if:

        (1) you do not decrease the Target Face Amount below $1,000,000 (under
     VUL) or $2,000,000 (under SVUL), unless the decrease is due to a partial surrender;

        (2) you do not decrease the policy's Life Insurance Benefit below $250,000 and

        (3) you do not make a change that causes the term insurance benefit to be greater than nine times the policy's Face Amount. This requirement prohibits you from increasing the term insurance benefit or decreasing the policy's Face Amount to an amount that would violate this maximum ratio.

    SCHEDULED TERM INSURANCE RIDER (STIR)

     As long as this rider is in effect, the term insurance benefit will vary in accordance with the schedule changes selected at the time you applied for the policy. This schedule is found on the Policy Data Page. The schedule cannot be modified unless we agree. This rider is only available with Life Insurance Benefit Option 1. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following your request. This rider also ends on the policy anniversary on which the insured is age 95 (under VUL) or the younger insured is or would have been age 95 (under SVUL). At that time, the term insurance benefit under the STIR will automatically convert to insurance under the base policy. There is no charge for this conversion. You cannot have the Guaranteed Minimum Death Benefit Rider if you have the STIR. In addition, if you choose this rider your policy will not contain the No-Lapse Guarantee benefit. Also, you cannot have SSTR if you have STIR.

     When the schedule of term insurance results in a decrease in Face Amount after the Issue Date, we may from time to time offer you the right to either increase your term insurance Face Amount or convert this rider to increased coverage under the policy up to the amount of the scheduled term insurance Face Amount on the Issue Date. Any offer made to this effect will be made uniformly to a class of policyowners having this rider.

    SUPPLEMENTARY SCHEDULED TERM INSURANCE RIDER (SSTR)

     This rider provides a benefit for the amount of term insurance that is in effect at the death of the Insured (for VUL) and last surviving insured (for
SVUL). The amount of insurance provided by this rider will vary based on the schedule of face amount changes for the years and amounts that the policyowner selected. This schedule is found on the Policy Data Page and cannot be modified unless we agree. This rider is only available with Life Insurance Benefit Option
1. The SSTR face amount plus the Policy's face amount is equal to the Total Face Amount. If the Supplementary Term Insurance Rider (STR) is also attached to the policy, the Total Face Amount is equal to the SSTR face amount plus the Target Face Amount. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following your request. This rider also ends on the policy anniversary on which the insured is age 95 (under VUL) or the younger insured is or would have been age 95 (under
SVUL). At that time, the term insurance face amount under the SSTR will automatically convert to insurance under the base policy. There is no charge for this conversion. You cannot have the Guaranteed Minimum Death Benefit Rider if you have the SSTR. In addition, if you choose this rider your policy will not contain the No-Lapse Guarantee benefit. Also, you cannot have STIR if you have SSTR.

     When the schedule of term insurance results in a decrease in Face Amount after the Issue Date, we may from time to time offer you the right to either increase your term insurance Face Amount or convert this rider to increased coverage under the policy up to the amount of the scheduled term insurance Face Amount on the Issue Date. Any offer made to this effect will be made uniformly to a class of policyowners having this rider.

    LIFE EXTENSION BENEFIT RIDER

     This rider becomes effective on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100. Under this rider, the life insurance benefit will continue to equal the Life Insurance Benefit of the policy plus the death benefit payable under any riders effective on the date of the insured's (under VUL) or last surviving insured's (under SVUL) death. Without this rider, on the policy anniversary on which the insured or younger insured is or would have been age 100, the Life Insurance Benefit would be equal to the policy's Cash Value. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request. The Life Extension Benefit II Rider is not available if your policy has the Life Extension Benefit Rider.

    LIFE EXTENSION BENEFIT II RIDER

     The LEB II rider benefit becomes effective on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100. Under this rider, the life insurance benefit will continue to equal the Life Insurance Benefit of the policy plus the death benefit payable under any riders effective on the date of the insured's (under VUL) or last surviving insured's (under SVUL) death. Without this rider, on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100, the Life Insurance Benefit would be equal to the policy's Cash Value. When the policy and the LEB II are issued at the same time, the rider and the policy will have the same issue date. If the rider is added to a policy that is already in force, the rider's date of issue will be shown on the Policy's Data Page. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request. The Life Extension Benefit Rider is not available if your policy has the Life Extension Benefit II Rider.

     If you are considering the purchase of either the LEB Rider or the LEB II Rider you should compare the riders carefully and discuss any questions you have with your registered representative.

    LEVEL FIRST-TO-DIE TERM RIDER (SVUL POLICIES ONLY)

     This rider provides a level term insurance death benefit which we will pay when either insured dies while this rider is in effect. We will only pay the benefit under this rider once, even if both insureds die at the same time. You may decrease the face amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the face amount of this rider. You may cancel this rider at any time by sending us a signed notice. The rider will end on the Monthly Deduction Day on or next following receipt of your request. The Guaranteed Minimum Death Benefit Rider is not available on a policy that has the Level First-to-Die Term Rider. In addition, if you choose the Level First-to-Die Term Rider your policy will not contain the No-Lapse Guarantee benefit.

    SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER (VUL POLICIES ONLY)

     This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies. Subject to state availability, this rider is included in the VUL policy.

     The maximum face amount of the new paid-up whole life policy is the lesser of:

        (1) the amount of the Policy Proceeds payable under this policy (before any unpaid loan is deducted); or

        (2) $5,000,000.

     If the insured's spouse dies at the same time as the insured or within 90 days after the insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider minus the premium payment that would have been required for that insurance.

     If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.

POLICY SPLIT OPTION (SVUL POLICIES ONLY)

     This rider allows you to split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds under certain circumstances. You are allowed to make this split within six months after either of the following two dates:

     (1) the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months or

     (2) the effective date of a change in the federal tax law which results in

        (a) a reduction in the unlimited federal estate tax marital deduction provision (Section 2056 of the Internal Revenue Code), or

        (b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

     You must request a policy split in writing. At the time of the split: (1) both insureds must be living; (2) we will not ask for evidence of insurability (except in certain jurisdictions); (3) each new policy will be an adjustable life insurance policy which we offer for the purpose of this option and which was available on the Policy Date of your original policy; and (4) an insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

     The Policy Date and Issue Date of each new policy will be the date when you split the policy. The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.

     We will not assess a fee on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the type of policy you are splitting your policy into to each of the new policies that result from the policy split. The cost of insurance rates for each new policy will be based on the insured's age and sex on the date of the split and most recent underwriting class on the original policy. The initial premium for each new policy will be one half of the Cash Value of the original policy less any unpaid loan (including any accrued loan interest).

     The face amount of each new policy will equal one half of the original base policy Face Amount, plus one half of the face amount of any riders on the original policy. The benefits from any Level First-To-Die Term Rider in effect will be excluded from this calculation. If the original policy has been assigned, each new policy will have the same assignment.

     Splitting your policy may have certain adverse tax consequences. (See "Federal Income Tax Considerations" for more details.)

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

     -- DOLLAR COST AVERAGING

     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

        (1) the dollar amount you want to have transferred (minimum transfer:
     $100);

        (2) the Investment Division you want to transfer money from;

        (3) the Investment Divisions and/or Standard Fixed Account you want to transfer money to;

        (4) the date on which you would like the transfers to be made, within limits; and

        (5) how often you would like the transfers made: monthly, quarterly, semiannually or annually.

     You may not make Dollar Cost Averaging transfers from the Standard Fixed Account, but you can make Dollar Cost Averaging transfers into the Standard Fixed Account. In addition, you cannot make transfers into the Enhanced DCA Fixed Account. Transfers out of the Enhanced DCA Fixed Account are subject to the Enhanced DCA Program (see below).

     We will make Dollar Cost Averaging transfers on the date you specify, or if the date you specify if not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th or 31st of the month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at our Service Office at: New York Life Insurance and Annuity Corporation, Attn: Individual Policyowner Service, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211-2672 (or any other address we indicate to you in writing). NYLIAC must receive the request in writing one week prior to the date the transfer(s) are scheduled to begin.

     The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the

Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested.

     You may cancel the Dollar Cost Averaging feature at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features. Dollar Coat Averaging is not available when the Enhanced DCA Program is in place.

     -- ENHANCED DOLLAR COST AVERAGING PROGRAM

     This feature permits you to set up automatic dollar cost averaging using the Enhanced DCA Fixed Account when an initial premium payment is made. If you participate in the Enhanced DCA Fixed Account program you cannot use traditional Dollar Cost Averaging, Automatic Asset Reallocation or Interest Sweep until the account is closed 12 months following the expiration of the policy's "Right to Examine" period.

     IF YOU ELECT TO PARTICIPATE IN THIS PROGRAM, YOUR ENTIRE INITIAL NET PREMIUM MUST BE ALLOCATED TO THE ENHANCED DCA FIXED ACCOUNT. SUBSEQUENT PREMIUMS RECEIVED WITHIN 12 MONTHS FOLLOWING THE EXPIRATION OF THE POLICY'S "RIGHT TO EXAMINE" PERIOD WILL ALSO BE ALLOCATED TO THE ENHANCED DCA FIXED ACCOUNT UNLESS YOU DIRECT US OTHERWISE.

     The Enhanced DCA program allows you to make regular periodic allocations from the Enhanced DCA Fixed Account into the Investment Divisions and/or Standard Fixed Account over a twelve-month period. It involves the automatic transfer of a specified amount from the Enhanced DCA Fixed Account into the Investment Divisions and/or Standard Fixed Account according to the allocation instructions provided by you. The Enhanced DCA Fixed Account will credit interest at a rate, which we declare periodically in advance, and at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to the Enhanced DCA Fixed Account, the Standard Fixed Account and to any loaned amounts. Interest accrues daily and is credited on each Monthly Deduction Day. Contact your registered representative for the current rate. Amounts in the Enhanced DCA Fixed Account only earn the Enhanced DCA Fixed Account interest rate while they are in the Enhanced DCA Fixed Account waiting to be transferred to the Investment Divisions. Because the entire initial premium is not in the Enhanced DCA Fixed Account for the full year, the annual effective rate will not be achieved.

     Amounts in the Enhanced DCA Fixed Account will be transferred to the Investment Divisions and/or Standard Fixed Account on each Monthly Deduction Day for a period of twelve months immediately following the policy's "Right to Examine Period". The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the Enhanced DCA Fixed Account as of the date of the transfer. Transfers from the Enhanced DCA Fixed Account occur automatically and are based on the following formula:

                               AMOUNT TRANSFERRED FROM THE
                               ENHANCED DCA FIXED ACCOUNT
  MONTHLY DEDUCTION DAY     (AS A PERCENTAGE OF THE ENHANCED
(FOLLOWING THE "RIGHT TO    DCA FIXED ACCOUNT VALUE AS OF THE
    EXAMINE" PERIOD)        APPLICABLE MONTHLY DEDUCTION DAY)
------------------------    ---------------------------------
            1                              8.33%
            2                              9.09%
            3                             10.00%
            4                             11.11%
            5                             12.50%
            6                             14.29%
            7                             16.67%
            8                             20.00%
            9                             25.00%
           10                             33.33%
           11                             50.00%
           12                            100.00%

     The entire value of the Enhanced DCA Fixed Account will be completely transferred to the Investment Divisions and/or Standard Fixed Account within 12 months following the expiration of the policy's "Right to Examine" period. For example, if you allocate an initial premium payment to the Enhanced DCA Fixed Account under which the 12-month term will end on December 31, 2004 and we receive a subsequent premium payment for the Enhanced DCA Fixed Account before December 31, 2004, we will allocate the subsequent premium payment to the same Enhanced DCA Fixed Account and transfer the entire value of the Enhanced DCA Fixed Account to the Investment Divisions and/or Standard Fixed Account by December 31, 2004 based on the schedule shown above, even though a portion of the money was not in the Enhanced DCA Fixed Account for the entire 12-month period.

     You can make partial surrenders and transfers (in addition to the automatic transfers described above) from the Enhanced DCA Fixed Account at any time without penalty.

     YOU CANNOT MAKE TRANSFERS INTO THE ENHANCED DCA FIXED ACCOUNT.

     Use of the Enhanced DCA Fixed Account does not assure growth or protect against loss in declining markets. Assets in our general account support the Enhanced DCA Fixed Account.

     You can cancel the Enhanced DCA Fixed Account at any time by written request. Upon receiving your cancellation request we will transfer the entire Enhanced DCA Fixed Account balance to the Investment Divisions and/or Standard Fixed Account according to the allocation instructions provided by you. We reserve the right to stop offering the Enhanced DCA Fixed Account at any time. Enhanced DCA may not be available in all jurisdictions.

     -- AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Divisions' investment results would cause this balance to shift. If you elect to have the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     We will make all Automatic Asset Reallocation transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th or 31st. We will not process Automatic Asset Reallocation transfers unless we have received a written request at our Service Office at: New York Life Insurance and Annuity Corporation, Attn:
Individual Policyowner Service, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211-2672. NYLIAC must receive the request in writing one week prior to the date the transfer(s) are scheduled to begin.

     The minimum Cash Value you must have allocated to the Separate Account is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds $2,000, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount which you must allocate among the Investment Divisions for this feature.

     You can cancel the Automatic Asset Reallocation feature at any time by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features. Automatic Asset Reallocation is not available when the Enhanced DCA program is in place.

     -- INTEREST SWEEP

     You can choose to make interest sweep transfers out of the Standard Fixed Account if the amount in the Standard Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th or 31st of the month. We will not process an interest sweep transfer unless we have received a written request at our Service Office at: New York Life Insurance and Annuity Corporation, Attn: Individual Policyowner Service, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211-2672 (or any other address we indicate to you in writing). NYLIAC must receive the request in writing one week prior to the date the transfer(s) are scheduled to begin.

     You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Standard Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your charges to the MainStay VP Cash Management Investment Division.

     You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.

     If an interest sweep transfer would cause more than the greater of: (i) $5,000 or (ii) 20% of the amount you have in the Standard Fixed Account at the beginning of the Policy Year to be transferred from the Standard Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Standard Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Standard Fixed Account equals or exceeds $2,000, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time by written request. Interest Sweep is not available when the Enhanced DCA Program is in place.

EXAMPLES OF IRC SECTION 7702 ON LIFE INSURANCE BENEFITS

     Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the GPT or CVAT can impact the Life Insurance Benefit.

                                    EXAMPLES
             (EFFECT OF IRC SECTION 7702 ON LIFE INSURANCE BENEFIT)

                        LIFE INSURANCE BENEFIT OPTION 1

EXAMPLE 1:
Male Nonsmoker Age 45 at Death;
 7702 Test: Guideline Premium Test

                            POLICY A    POLICY B
(1) Face Amount..........  $1,000,000  $1,000,000
(2) Cash Value...........  $  400,000  $  500,000
(3) IRC Section 7702
    Percentage on Date of
    Death................        215%        215%
(4) Cash Value multiplied
    by 7702 Percentage...  $  860,000  $1,075,000
(5) Death Benefit =
    Greater of (1) and
    (4)..................  $1,000,000  $1,075,000

                        LIFE INSURANCE BENEFIT OPTION 2

EXAMPLE 1:
Male Nonsmoker Age 45 at Death;
 7702 Test: Guideline Premium Test

                            POLICY A    POLICY B
(1) Face Amount..........  $1,000,000  $1,000,000
(2) Cash Value...........  $  400,000  $  900,000
(3) IRC Section 7702
    Percentage on Date of
    Death................        215%        215%
(4) Cash Value multiplied
    by 7702 Percentage...  $  860,000  $1,935,000
(5) Death Benefit Greater
    of (1) + (2) and
    (4)..................  $1,400,000  $1,935,000

                        LIFE INSURANCE BENEFIT OPTION 1
 EXAMPLE 2:
  Male Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test

                            POLICY A    POLICY B
(1) Face Amount..........  $1,000,000  $1,000,000
(2) Cash Value...........  $  400,000  $  500,000
(3) IRC Section 7702
    Percentage on Date of
    Death................        307%        307%
(4) Cash Value multiplied
    by 7702 Percentage...  $  921,000  $1,535,000
(5) Death Benefit =
    Greater of (1)
   and (4)...............  $1,000,000  $1,535,000

                        LIFE INSURANCE BENEFIT OPTION 2

 EXAMPLE 2:
  Male Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test

                            POLICY A    POLICY B
(1) Face Amount..........  $1,000,000  $1,000,000
(2) Cash Value...........  $  300,000  $  600,000
(3) IRC Section 7702
    Percentage on Date of
    Death................        307%        307%
(4) Cash Value multiplied
    by 7702 Percentage...  $  921,000  $1,842,000
(5) Death Benefit =
   Greater of (1)
   and (4)...............  $1,300,000  $1,842,000

                        LIFE INSURANCE BENEFIT OPTION 3

 EXAMPLE 3:
  Male Nonsmoker Age 45 at Death;
  7702 Test: Guideline. Premium Test

                            POLICY A    POLICY B
(1) Face Amount..........  $1,000,000  $1,000,000
(2) Adjusted Total
    Premium..............     250,000  $  250,000
(3) Cash Value...........     500,000  $  750,000
(4) IRC Section 7702
    Percentage on Date of
    Death................        215%        215%
(5) Cash Value multiplied
    by 7702 Percentage...  $1,075,000  $1,612,500
(6) Death Benefit =
    Greater of (1) + (2)
    and (5)..............  $1,250,000  $1,612,500

 EXAMPLE 3:
  Male Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test

                            POLICY A    POLICY B
(1) Face Amount..........  $1,000,000  $1,000,000
(2) Adjusted Total
    Premium..............     250,000  $  250,000
(3) Cash Value...........     300,000  $  500,000
(4) IRC Section 7702
    Percentage on Date of
    Death................        307%        307%
(5) Cash Value multiplied
    by 7702 Percentage...  $  921,000  $1,535,000
(6) Death Benefit =
    Greater of (1) + (2)
    and (5)..............  $1,250,000  $1,535,000

ADDITIONAL INFORMATION ABOUT CHANGING OPTIONS

     You can change the option you choose for your Life Insurance Benefit. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit.

                                    EXAMPLE

 CHANGE FROM OPTION 1 TO OPTION 2

Cash Value............................  $  200,000
Face Amount before option change......  $2,000,000
Face Amount after option change
  ($2,000,000 - $200,000).............  $1,800,000
Life Insurance Benefit immediately
  before and after Option change......  $2,000,000

 CHANGE FROM OPTION 2 TO OPTION 1

Cash Value...........................  $  150,000
Face Amount Before option change.....  $2,000,000
Face Amount after option change
  ($2,000,000 + $150,000)............  $2,150,000
Life Insurance Benefit immediately
  before and after Option change.....  $2,150,000

 CHANGE FROM OPTION 3 TO OPTION 1

Adjusted Total Premium...............  $  100,000
Cash Value...........................  $  150,000
Face Amount before option change.....  $2,000,000
Face Amount after option change
  ($2,000,000 - $100,000)............  $2,100,000
Life Insurance Benefit immediately
  before and after Option change.....  $2,100,000

 CHANGE FROM OPTION 3 TO OPTION 2

Adjusted Total Premium...............  $  100,000
Cash Value...........................  $  200,000
Face Amount before option change.....  $2,000,000
Face Amount after option change
  ($2,000,000 - $100,000)............  $1,900,000
Life Insurance Benefit immediately
  before and after Option change.....  $2,100,000

                           SALES AND OTHER AGREEMENTS

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the NASD as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, NJ 07054-1057. It does not receive a fee for this service.

     The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors are not expected to exceed:

                 FOR PREMIUM PAID   FOR PREMIUM PAID   FOR PREMIUM PAID IN
                   UP TO TARGET       UP TO TARGET      EXCESS OF TARGET
POLICY YEAR(S)   PREMIUM LEVEL 1    PREMIUM LEVEL 2*     PREMIUM LEVEL 2
--------------   ----------------   ----------------   -------------------
      1                 50%               3.5%                 3.5%
      2                 20%               4.5%                 4.5%
      3                 15%               4.5%                 4.5%
      4                 10%               4.5%                 4.5%
      5                 10%               4.5%                 4.5%
      6                 10%               2.0%                 2.0%
      7                  5%               2.0%                 2.0%

---------------
*Target Premium level 2 is equal to the policy's 7-pay premium amounts.

     Broker-dealers may also receive additional compensation based on a percentage of a policy's Separate Account Value beginning in Policy Year 6. The percentage factors are not expected to exceed 0.20% in Policy Years 6-10, 0.10% in Policy Years 11-20, and 0.05% in Policy Years 21 and beyond.

     Registered representatives who meet certain productivity standards and/or participate in certain programs may receive additional compensation. From time to time, NYLIFE Distributors may enter into a special arrangement with a broker-dealer in connection with the sale of policies.

     The total commissions paid during the fiscal years ended 2002, 2001 and 2000 were x, y and z respectively. NYLIFE Distributors did not retain any of these fees.

     We provide certain services to you in connection with the investment of premium payments in the Investment Divisions which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive compensation from the Funds, or from the Funds' investment advisers or service providers (who may be affiliates of NYLIAC), in return for these services. Currently, we receive compensation under various arrangements in amounts ranging from 0.10% to

0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

     The policies are sold and premium payments are accepted on a continuous basis.

                             UNDERWRITING A POLICY

     The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations are:
(a) the insured's age; (b) the insured's health history; (c) whether the insured smokes or not; and (d) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

     In the case where a policy's Face Amount of coverage is increased, for monthly deductions, Cash Values are allocated based on the earliest layer(s) of coverage first.

                      ADDITIONAL INFORMATION ABOUT CHARGES

     The following example reflects how charges can impact a policy.
                                    EXAMPLE

     This example is based on the charges applicable to a policy issued on a medically underwritten, non-smoking insured male, age 45, with an initial Face Amount of $5,000,000 who has selected life insurance benefit option 1. The target premium is $82,900. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.14% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.


PREMIUM(1)                        $82,900.00
  Less sales expense charge(2)     47,045.75
  Less state tax charge (2%)        1,658.00
  Less Federal tax charge
       (1.25%) (if applicable)      1,036.25
-------------------------------   ----------

You choose the amount of premium you intend to pay and the frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums.


NET PREMIUM                       $33,160.00
  Plus net investment
       performance (earned from
       the Investment Divisions
       and/or the Fixed
       Account) (varies daily)      1,536.02
  Less monthly M&E expense
       charges(3)                     170.99
  Less total annual monthly
       contract charge(4)           3,000.00
  Less total annual monthly
       cost of insurance charge
       (varies monthly)             2,921.05
  Less total annual monthly
       cost of riders(5)                0.00
-------------------------------   ----------

We allocate your net premium to the Investment Divisions and/or the Fixed Accounts based on your instructions.

CASH VALUE                        $28,603.98

Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the cash surrender value of your policy.

CASH SURRENDER VALUE              $28,603.98

The amount of loans, partial and full surrenders (as of the end of the first Policy Year) you can make is based on your policy's cash surrender value. Your policy will terminate if your cash surrender value is insufficient to pay your policy's monthly charges.

---------------
(1) This example assumes you pay an annual planned premium of $82,900 at the beginning of the Policy Year and that you do not make any unplanned premium payments.

(2) For details about how we calculate the sales expense charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.

(3) For details about how we calculate the mortality and expense charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.

(4) We currently deduct a monthly contract charge of $100 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $50 per month.

(5) This example assumes you have not chosen any riders.

     The following is additional information about certain specific charges that can be associated with your policy.

DEDUCTIONS FROM PREMIUMS

     -- SALES EXPENSE CHARGE

     We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the mortality and expense risk charge, the charge for cost of insurance protection, the per thousand Face Amount charge or the monthly contract charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy.

     When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific age, sex and underwriting class of the insured(s) and the base policy amount. We use the Target Premium for the purpose of calculating the sales expense charge. An increase in your Target Premium generally will increase the sales expense charge. You can find your initial Target Premium on the Policy Data Page. If you increase the Face Amount of your base policy, we will increase your Target Premium to reflect the amount of the increase and the insured's attained age on the most recent policy anniversary. If you decrease the Face Amount of your base policy, we will correspondingly decrease your Target Premium, starting with the portion of your Target Premium attributable to the most recent increase.

     -- STATE TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders ranging from 0.0% to 3.5% of premium payments. We deduct a charge of 2% of all premiums we receive to cover these state taxes. This charge may not reflect the actual tax charged in your state. We may increase the amount we deduct as a state tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

     -- FEDERAL TAX CHARGE

     NYLIAC's Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

     -- OTHER TAX CHARGES

     Other than the Federal tax charge (discussed above), no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Accounts, we may impose a charge for the policy's share of NYLIAC's Federal income taxes attributable to the Fixed Accounts.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

TRANSACTION CHARGES

     -- Partial Surrender Fee--If you make a partial surrender we may deduct a processing fee not to exceed $25.

     -- Transfer Charge--We may impose a charge of $30 per transfer for each transfer after the first twelve in any Policy Year.

DEDUCTIONS FROM CASH SURRENDER VALUE

     -- MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services including premium collection, record keeping, processing claims and communicating to our policyowners. This charge will not exceed $100 per month from policies in their first Policy Year and will not exceed $50 per month from policies in later Policy Years. If the Target Face Amount or Total Face Amount falls below $1,000,000, the monthly contract charge will not exceed $25 per month.

     -- CHARGE FOR COST OF INSURANCE PROTECTION

     The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate which applies to the insured at that time and multiplying the result by the net amount at risk on the Monthly Deduction Day. The net amount at risk is the difference between the current Life Insurance Benefit of your policy and the policy's Cash Value. Your cost of insurance charge will vary from month to month depending on the changes in the net amount at risk as well as the cost of insurance rate. We calculate the cost of insurance separately for the initial Face Amount. If you request and we approve an increase in your policy's Face Amount, then a different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insured(s)'s age and circumstances at the time of the increase.

     -- MORTALITY AND EXPENSE RISK CHARGE

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. On each Monthly Deduction Day, we deduct a Mortality and Expense Risk charge from the Cash Surrender Value allocated to the Separate Account as of that day. We may use any profit derived from the charge for any lawful purpose, including any distribution expenses not covered by the sales expense charge.

     Currently, we deduct on a monthly basis a mortality and expense risk charge that is equal to an annual rate of up to 0.55% of the Separate Account Value in Policy Years 1-20 and up to 0.35% of the Separate Account Value in Policy Years 21 and beyond. If the policy has an ACSV, the mortality and expense risk charge is increased by 0.30% in Policy Years 1-10. While we may change the mortality and expense risk charge that we deduct, we guarantee that this charge will never be more than an annual rate of 1.00% of the Separate Account Value.

     -- MONTHLY PER THOUSAND FACE AMOUNT CHARGE

     Each Monthly Deduction Day during the first five Policy Years, we currently deduct a per thousand face amount charge. This charge is equal to $0.03 per $1,000 of the policy's Face Amount plus the Supplementary Term Rider insurance benefit, plus the face amount of any Scheduled Term Insurance Rider or any Supplementary Scheduled Term Insurance Rider. We do not currently deduct a per thousand face amount charge in Policy Years 6 and beyond, but we may deduct such charge in the future. The per thousand face amount will never exceed $0.03 per $1,000 for any Policy Year. The per thousand face amount charge does not apply to the Level First-to-Die Term Rider available with SVUL.

RIDER CHARGES

     Each Monthly Deduction Day, we deduct charges from the Cash Surrender Value of your policy for any optional rider benefits you have chosen. We do not deduct a monthly charge for the Living Benefits Rider or the Spouse's Paid-Up Insurance Purchase Option Rider. However, we will deduct a $150 administrative fee if you receive an accelerated death benefit under the Living Benefits Rider. The following riders are available for a charge under the policies. See "Additional Information About the Operation of the Policies" for a full description of the riders.

    GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to $0.01 per $1,000 multiplied by the policy's Face Amount. The charge can be found on the Policy Data Page. This rider is not available if you have Supplementary Term Rider, the Scheduled Term Insurance Rider, the Supplementary Scheduled Term Insurance Rider, or the Level First-to Die Term Rider.

    SUPPLEMENTARY TERM RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to the cost of insurance rate for this rider multiplied by the term insurance benefit for this rider. The guaranteed rates can be found on the Policy Data Page. This rider is not available if you have the Guaranteed Minimum Death Benefit Rider.

    SCHEDULED TERM INSURANCE RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to the cost of insurance rate for this rider multiplied by the face amount of the term insurance for this rider. The guaranteed rates can be found on the Policy Data Page. If you have this rider, your policy will not contain the No-Lapse Guarantee benefit. In addition, this rider is not available if you have the Guaranteed Minimum Death Benefit Rider or the Supplementary Scheduled Term Insurance Rider.

    SUPPLEMENTARY SCHEDULED TERM INSURANCE RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to the cost of insurance rate for this rider multiplied by the term insurance benefit of this rider. This rider is not available if you have the Guaranteed Minimum Death Benefit Rider or the Scheduled Term Insurance Rider.

    LIFE EXTENSION BENEFIT RIDER CHARGE

     If you choose this rider, beginning on the policy anniversary when the insured is age 90 (under VUL) or when the younger insured is or would have been age 90 (under SVUL) and ending on the policy anniversary when the insured is age 100 (under VUL) or the younger insured is or would have been age 100 (under
SVUL), we will deduct a charge equal to a percentage of the policy's cost of insurance charges and term insurance cost of insurance charges, excluding the Level First-to-Die Term Rider if any. This percentage will vary by sex and underwriting class. This percentage can be found on the Policy Data Page. This rider is not available if you have the Life Extension Benefit II Rider.

    LIFE EXTENSION BENEFIT II RIDER CHARGE

     If you choose this rider, we will deduct a per thousand charge based on the combined face amounts of the base policy and any term riders (except the Level First-to-Die Term Rider). Each time the Face Amount of the base policy and/or term riders is increased, an additional charge for the rider will apply. When the policy and the rider are issued at the same time, the charge will be deducted from the policy's Cash Surrender Value on each Monthly Deduction Day starting from the Policy Date. When the policy and the rider are issued separately, the charge will be deducted from the policy's Cash Surrender Value on each Monthly Deduction Day starting from date the rider is issued. Charges will continue until the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been age 100 (under SVUL). Rates will vary by age, sex and underwriting class and can be found on the Policy Data Page. This rider is not available if you have the Life Extension Benefit Rider.

    LEVEL FIRST-TO-DIE TERM RIDER CHARGE (SVUL POLICIES ONLY)

     If you have this rider, we will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider. The guaranteed rates for this rider can be found on the Policy Date Page. If you have this rider, your policy will not contain the No-Lapse Guarantee benefit. In addition, this rider is not available if you have the Guaranteed Minimum Death Benefit Rider.

                            SURRENDER OF YOUR POLICY

     Cash Surrender Value is significant for 2 reasons:

     -- Loans and Partial Surrenders: You can take loans and partial surrenders from your policy based on the amount of the policy's Cash Surrender Value.

     -- Keeping Your Policy in Effect: Your policy may lapse without value if the Cash Surrender Value is insufficient to pay the monthly policy charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, the statement of changes in net assets and the financial highlights for each of the periods included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                              PERFORMANCE SUMMARY

MONTHLY PERFORMANCE SUMMARY(1)

     The following performance summary reflects the average annual returns of each Investment Division, of the VUL Separate Account-I, for the time period shown with capital gains and dividends reinvested and the deduction of portfolio investment management and operating expenses.

NYLIAC PINNACLE VUL POLICY VALUES

     Performance reflects how the investment experience of each Investment Division, of the VUL Separate Account-I, would have affected the policy cash value of hypothetical policies held for the specified time periods.

     The illustration assumes a $100,000 annual premium that is allocated to each individual Investment Division. It also assumes the insured is a 50 year-old male preferred risk class, a level death benefit option with a policy face amount of $5,000,000 purchased on the day that the underlying Portfolio was established.

NYLIAC PINNACLE SVUL POLICY VALUES

     Performance reflects how the investment experience of each Investment Division, of the VUL Separate Account-I, would have affected the policy cash value of hypothetical policies held for the specified time periods.

     The illustration assumes a $200,000 annual premium that is allocated to each individual Investment Division. It also assumes the insureds are a 50 year-old male preferred risk class and a 50 year-old female preferred risk class, a level death benefit option with a policy face amount of $10,000,000 purchased on the day that the underlying Portfolio was established.

NYLIAC PINNACLE VUL AND NYLIAC PINNACLE SVUL MONTHLY
PERFORMANCE SUMMARY
                   UPDATED MONTHLY THROUGH DECEMBER 31, 2002

                                        INCEPTION    MONTH    YEAR TO      1         3        5        10
INVESTMENT DIVISION(3)                   DATE(2)      END      DATE      YEAR      YEARS    YEARS    YEARS
LOW RISK
  MainStay VP Cash Management(4)        01/29/93      0.08%     1.36%     1.36%     3.73%    4.24%       NA
  T. Rowe Price Limited-Term Bond       05/13/94      1.17%     5.42%     5.42%     7.70%    6.21%       NA
MODERATE RISK
  MainStay VP Bond                      01/23/84      2.38%     9.48%     9.48%     9.52%    7.14%    7.23%
  MainStay VP Convertible               10/01/96     -1.79%    -7.91%    -7.91%    -5.06%    4.89%       NA
  MainStay VP Government                01/29/93      1.96%     9.85%     9.85%     9.55%    7.08%       NA
  MainStay VP High Yield Corporate
    Bond                                05/01/95      1.71%     2.05%     2.05%     0.26%    3.15%       NA
  MainStay VP Total Return              01/29/93     -2.20%   -16.57%   -16.57%   -10.68%    1.18%       NA
  MainStay VP Value                     05/01/95     -5.52%   -21.05%   -21.05%    -3.64%   -1.37%       NA
  MainStay VP Dreyfus Large Company
    Value                               05/01/98     -5.23%   -22.86%   -22.86%    -7.74%       NA       NA
  Fidelity VIP Equity-Income            10/09/86     -4.72%   -16.95%   -16.95%    -5.06%    0.31%    9.79%
  Fidelity VIP Investment Grade Bond    12/05/88      2.16%    10.34%    10.34%    10.00%    7.47%    7.29%
  Janus Aspen Series Balanced           09/13/93     -1.54%    -6.44%    -6.44%    -4.48%    8.21%       NA
  MFS(R) Investors Trust Series         10/09/95     -4.94%   -20.96%   -20.96%   -12.79%   -2.84%       NA
  MFS(R) Research Series                07/26/95     -4.69%   -24.54%   -24.54%   -17.31%   -2.85%       NA
  MFS(R) Utilities Series               01/03/95      1.18%   -22.76%   -22.76%   -14.42%   -0.65%       NA
  T. Rowe Price Equity Income           03/31/94     -4.08%   -13.12%   -13.12%    -0.12%    2.43%       NA
  Van Kampen UIF Emerging Markets Debt  06/16/97      2.57%     9.22%     9.22%    10.23%    4.42%       NA
  Van Kampen UIF U.S. Real Estate       03/03/97      1.00%    -0.79%    -0.79%    12.10%    4.35%       NA
HIGH RISK
  MainStay VP Capital Appreciation      01/29/93     -5.61%   -30.83%   -30.83%   -22.02%   -3.86%       NA
  MainStay VP Growth Equity             01/23/84     -4.11%   -24.25%   -24.25%   -15.33%   -0.02%    8.89%
  MainStay VP Indexed Equity            01/29/93     -5.89%   -22.21%   -22.21%   -14.73%   -0.78%       NA
  MainStay VP American Century Income
    & Growth                            05/01/98     -5.28%   -19.52%   -19.52%   -13.05%       NA       NA
  MainStay VP Eagle Asset Management
    Growth Equity                       05/01/98     -7.86%   -28.21%   -28.21%   -18.60%       NA       NA
  Alger American Leveraged AllCap       05/01/98     -7.04%   -33.91%   -33.91%   -25.25%    3.26%       NA
  Alger American Small Capitalization   09/20/88     -4.83%   -26.22%   -26.22%   -27.66%   -8.90%    1.30%
  American Century VP International     08/15/01     -3.70%   -20.57%   -20.57%        NA       NA       NA
  American Century VP Value             08/14/01     -3.32%   -12.81%   -12.81%        NA       NA       NA
  Dreyfus IP Technology Growth
    (Initial Shares)                    08/31/99    -13.14%   -39.41%   -39.41%   -33.36%       NA       NA
  Dreyfus VIF Small Cap (Initial
    Shares)                             08/31/90     -4.26%   -19.12%   -19.12%    -4.89%    0.46%   12.57%
  Fidelity VIP Contrafund(R)            01/03/95     -0.60%    -9.35%    -9.35%    -9.43%    3.71%       NA
  Fidelity VIP Growth                   10/09/86     -7.93%   -30.10%   -30.10%   -19.98%   -0.36%    8.44%
  Fidelity VIP Index 500                08/27/92     -5.89%   -22.25%   -22.25%   -14.74%   -0.84%    9.04%
  Fidelity VIP Mid-Cap                  12/28/98      0.81%    -9.82%    -9.82%     5.28%       NA       NA
  Fidelity VIP Overseas                 01/28/87     -6.95%   -20.28%   -20.28%   -20.19%   -3.95%    4.70%
  Janus Aspen Series Aggressive Growth  09/13/93     -4.23%   -27.93%   -27.93%   -33.24%   -2.08%       NA
  Janus Aspen Series Worldwide Growth   09/13/93     -4.75%   -25.50%   -25.50%   -21.31%    0.65%       NA
  MFS(R) New Discovery Series           05/01/98     -5.18%   -31.63%   -31.63%   -13.98%       NA       NA
  Neuberger Berman AMT Mid-Cap Growth   11/03/97     -6.41%   -29.34%   -29.34%   -21.02%    1.10%       NA
  Van Eck Worldwide Hard Assets         09/01/89      6.40%    -2.85%    -2.85%    -1.04%   -4.13%    5.06%
HIGHEST RISK
  Van Kampen UIF Emerging Markets
    Equity                              10/01/96     -4.73%    -8.90%    -8.90%   -19.70%   -5.13%       NA
-----------------------------------------------------------------------------------------------------------

* This performance summary is not valid unless accompanied by the NYLIAC Pinnacle VUL and SVUL Policy Value pages.

                  UPDATED QUARTERLY THROUGH DECEMBER 31, 2002

      SINCE      QUARTER      1         3        5        10        SINCE
    INCEPTION    TO DATE    YEAR      YEARS    YEARS     YEARS    INCEPTION
        4.36%      0.27%     1.36%     3.73%    4.24%        NA      4.36%
        6.19%      1.34%     5.42%     7.70%    6.21%        NA      6.19%
        9.31%      2.01%     9.48%     9.52%    7.14%     7.23%      9.31%
        6.95%      5.23%    -7.91%    -5.06%    4.89%        NA      6.95%
        6.72%      0.73%     9.85%     9.55%    7.08%        NA      6.72%
        7.17%      8.74%     2.05%     0.26%    3.15%        NA      7.17%
        7.14%      2.09%   -16.57%   -10.68%    1.18%        NA      7.14%
        6.74%      8.60%   -21.05%    -3.64%   -1.37%        NA      6.74%
       -3.13%      6.35%   -22.86%    -7.74%       NA        NA     -3.13%
       10.03%      9.40%   -16.95%    -5.06%    0.31%     9.79%     10.03%
        8.00%      2.78%    10.34%    10.00%    7.47%     7.29%      8.00%
       11.88%      2.17%    -6.44%    -4.48%    8.21%        NA     11.88%
        5.68%      6.40%   -20.96%   -12.79%   -2.84%        NA      5.68%
        4.72%      5.89%   -24.54%   -17.31%   -2.85%        NA      4.72%
        9.22%      9.56%   -22.76%   -14.42%   -0.65%        NA      9.22%
       11.07%      9.07%   -13.12%    -0.12%    2.43%        NA     11.07%
        4.12%     11.14%     9.22%    10.23%    4.42%        NA      4.12%
        6.70%      0.07%    -0.79%    12.10%    4.35%        NA      6.70%
        6.59%      1.30%   -30.83%   -22.02%   -3.86%        NA      6.59%
       10.10%      1.73%   -24.25%   -15.33%   -0.02%     8.89%     10.10%
        8.94%      8.37%   -22.21%   -14.73%   -0.78%        NA      8.94%
                   8.30%   -19.52%   -13.05%       NA        NA     -3.49%
       -3.49%
                   5.67%   -28.21%   -18.60%       NA        NA      1.09%
        1.09%
       13.56%     -2.80%   -33.91%   -25.25%    3.26%        NA     13.56%
        8.51%      5.71%   -26.22%   -27.66%   -8.90%     1.30%      8.51%
      -20.25%      3.79%   -20.57%        NA       NA        NA    -20.25%
        7.18%      8.33%   -12.81%        NA       NA        NA     -7.18%
                  15.69%   -39.41%   -33.36%       NA        NA    -20.72%
      -20.72%
       24.43%      4.97%   -19.12%    -4.89%    0.46%    12.57%     24.43%
       12.27%      1.34%    -9.35%    -9.43%    3.71%        NA     12.27%
       10.40%      6.79%   -30.10%   -19.98%   -0.36%     8.44%     10.40%
        9.37%      8.41%   -22.25%   -14.74%   -0.84%     9.04%      9.37%
       15.68%      2.04%    -9.82%     5.28%       NA        NA     15.68%
        4.24%      3.78%   -20.28%   -20.19%   -3.95%     4.70%      4.24%
        7.25%      2.39%   -27.93%   -33.24%   -2.08%        NA      7.25%
       10.39%      3.65%   -25.50%   -21.31%    0.65%        NA     10.39%
        2.61%      0.48%   -31.63%   -13.98%       NA        NA      2.61%
        4.22%      0.59%   -29.34%   -21.02%    1.10%        NA      4.22%
        2.68%      7.52%    -2.85%    -1.04%   -4.13%     5.06%      2.68%
       -4.40%      7.66%    -8.90%   -19.70%   -5.13%        NA     -4.40%
---------------------------------------------------------------------------

* This performance summary is not valid unless accompanied by the NYLIAC Pinnacle VUL and SVUL Policy Value pages.

                     NYLIAC PINNACLE VUL POLICY VALUES(5):
                 BASED ON HISTORICAL INVESTMENT RESULTS THROUGH
                     THE PERIOD ENDING DECEMBER 31, 2002(6)

                                                      INCEPTION     1         3         5        10        SINCE
INVESTMENT DIVISION(3)                                 DATE(2)     YEAR     YEARS     YEARS     YEARS    INCEPTION
LOW RISK
  MainStay VP Cash Management(4)                      01/29/93    33,892   147,067   259,134   662,815     662,815
  T. Rowe Price Limited-Term Bond                     05/13/94    33,989   147,913   260,747     NA        594,881
MODERATE RISK
  MainStay VP Bond                                    01/23/84    34,106   148,461   261,627   671,025   1,269,586
  MainStay VP Convertible                             10/01/96    33,617   144,791   256,295     NA        433,205
  MainStay VP Government                              01/29/93    34,117   148,434   261,602   670,837     670,837
  MainStay VP High Yield Corporate Bond               05/01/95    33,828   146,447   257,862     NA        509,131
  MainStay VP Total Return                            01/29/93    33,340   143,155   252,315   654,701     654,701
  MainStay VP Value                                   05/01/95    33,193   144,023   254,443     NA        501,203
  MainStay VP Dreyfus Large Company Value             05/01/98    33,135   143,174     NA        NA        256,891
  Fidelity VIP Equity-Income                          10/09/86    33,323   144,084   254,172   659,854   1,188,231
  Fidelity VIP Investment Grade Bond                  12/05/88    34,125   148,557   261,883   671,732   1,060,200
  Janus Aspen Series Balanced                         09/13/93    33,676   145,164   256,805     NA        683,123
  MFS(R) Investors Trust Series                       10/09/95    33,191   142,360   250,342     NA        505,909
  MFS(R) Research Series                              07/26/95    33,086   140,978   248,433     NA        498,221
  MFS(R) Utilities Series                             01/03/95    33,304   141,476   250,300     NA        494,218
  T. Rowe Price Equity Income                         03/31/94    33,428   145,228   256,611     NA        588,533
  Van Kampen UIF Emerging Markets Debt                06/16/97    34,063   148,457   263,033     NA        349,958
  Van Kampen UIF U.S. Real Estate                     03/03/97    33,837   147,850   261,437     NA        345,815
HIGH RISK
  MainStay VP Capital Appreciation                    01/29/93    32,821   139,560   245,687   641,766     641,766
  MainStay VP Growth Equity                           01/23/84    33,116   141,763   250,327   654,074   1,271,018
  MainStay VP Indexed Equity                          01/29/93    33,126   142,012   250,235   654,171     654,171
  MainStay VP American Century Income & Growth        05/01/98    33,234   142,774     NA        NA        256,179
  MainStay VP Eagle Asset Management Growth Equity    05/01/98    32,861   140,410     NA        NA        255,748
  Alger American Leveraged AllCap                     05/01/98    32,706   139,300     NA        NA        252,875
  Alger American Small Capitalization                 09/20/88    32,998   139,260   243,990   630,148   1,003,982
  American Century VP International                   08/15/01    33,373     NA        NA        NA         97,217
  American Century VP Value                           08/14/01    33,490     NA        NA        NA         98,028
  Dreyfus IP Technology Growth (Initial Shares)       08/31/99    32,265   135,764     NA        NA        199,849
  Dreyfus VIF Small Cap (Initial Shares)              08/31/90    33,208   143,488   254,359   659,738     912,936
  Fidelity VIP Contrafund(R)                          01/03/95    33,577   144,316   254,343     NA        502,604
  Fidelity VIP Growth                                 10/09/86    32,797   140,142   247,571   648,639   1,176,444
  Fidelity VIP Index 500                              08/27/92    33,124   142,007   250,220   654,150     744,716
  Fidelity VIP Mid-Cap                                12/28/98    33,573   146,138     NA        NA        272,036
  Fidelity VIP Overseas                               01/28/87    33,314   141,418   248,671   641,321   1,051,450
  Janus Aspen Series Aggressive Growth                09/13/93    33,119   137,530   243,531     NA        654,788
  Janus Aspen Series Worldwide Growth                 09/13/93    33,100   140,370   248,431     NA        667,621
  MFS(R) New Discovery Series                         05/01/98    32,777   141,067     NA        NA        257,378
  Neuberger Berman AMT Mid-Cap Growth                 11/03/97    32,958   139,817   248,079     NA        342,477
  Van Eck Worldwide Hard Assets                       09/01/89    33,706   145,671   256,710   651,245     951,374
HIGHEST RISK
  Van Kampen UIF Emerging Markets Equity              10/01/96    33,476   142,466   251,363     NA        426,913
------------------------------------------------------------------------------------------------------------------

                     NYLIAC PINNACLE SVUL POLICY VALUES(7)
                 BASED ON HISTORICAL INVESTMENT RESULTS THROUGH
                     THE PERIOD ENDING DECEMBER 31, 2002(6)

                                                                       POLICY VALUES
                                       INCEPTION      1         3            5            10
INVESTMENT DIVISION(3)                  DATE(2)     YEAR      YEARS        YEARS         YEARS     SINCE INCEPTION
LOW RISK
  MainStay VP Cash Management(4)       01/29/93    132,734   449,012      760,754      1,664,500      1,664,500
  T. Rowe Price Limited-Term Bond      05/13/94    133,100   451,660      765,464             NA      1,501,219
MODERATE RISK
  MainStay VP Bond                     01/23/84    133,536   453,330      768,064      1,685,898      3,286,603
  MainStay VP Convertible              10/01/96    131,752   442,176      753,097             NA      1,129,590
  MainStay VP Government               01/29/93    133,567   453,234      767,955      1,685,274      1,685,274
  MainStay VP High Yield Corporate
    Bond                               05/01/95    132,536   447,162      757,218             NA      1,307,641
  MainStay VP Total Return             01/29/93    130,742   437,402      741,775      1,648,290      1,648,290
  MainStay VP Value                    05/01/95    130,168   440,399      746,990             NA      1,288,394
  MainStay VP Dreyfus Large Company
    Value                              05/01/98    129,976   437,606           NA             NA        744,815
  Fidelity VIP Equity-Income           10/09/86    130,653   440,383      746,544      1,661,340      2,955,715
  Fidelity VIP Investment Grade Bond   12/05/88    133,605   453,625      768,800      1,687,626      2,599,788
  Janus Aspen Series Balanced          09/13/93    131,943   443,265      754,926             NA      1,697,631
  MFS(R) Investors Trust Series        10/09/95    130,185   435,036      735,683             NA      1,287,559
  MFS(R) Research Series               07/26/95    129,802   430,929      730,571             NA      1,275,400
  MFS(R) Utilities Series              01/03/95    130,641   432,275      735,875             NA      1,281,569
  T. Rowe Price Equity Income          03/31/94    131,034   443,911      753,502             NA      1,493,178
  Van Kampen UIF Emerging Markets
    Debt                               06/16/97    133,390   453,493      771,480             NA        954,904
  Van Kampen UIF U.S. Real Estate      03/03/97    132,490   451,747      767,018             NA        950,773
HIGH RISK
  MainStay VP Capital Appreciation     01/29/93    128,838   426,627      723,142      1,617,765      1,617,765
  MainStay VP Growth Equity            01/23/84    129,900   433,138      736,006      1,648,218      3,279,051
  MainStay VP Indexed Equity           01/29/93    129,957   433,968      735,718      1,648,796      1,648,796
  MainStay VP American Century Income
    & Growth                           05/01/98    130,342   436,172           NA             NA        742,688
  MainStay VP Eagle Asset Management
    Growth Equity                      05/01/98    128,996   429,209           NA             NA        741,595
  Alger American Leveraged AllCap      05/01/98    128,408   425,410           NA             NA        733,702
  Alger American Small Capitalization  09/20/88    129,490   425,189      718,103      1,586,082      2,477,785
  American Century VP International    08/15/01    130,802        NA           NA             NA        291,719
  American Century VP Value            08/14/01    131,261        NA           NA             NA        294,413
  Dreyfus IP Technology Growth
    (Initial Shares)                   08/31/99    126,895   415,416           NA             NA        577,497
  Dreyfus VIF Small Cap (Initial
    Shares)                            08/31/90    130,217   438,687      747,228      1,661,344      2,255,924
  Fidelity VIP Contrafund(R)           01/03/95    131,567   440,543      747,573             NA      1,302,398
  Fidelity VIP Growth                  10/09/86    128,765   428,336      728,623      1,635,233      2,926,841
  Fidelity VIP Index 500               08/27/92    129,950   433,955      735,664      1,648,766      1,842,095
  Fidelity VIP Mid-Cap                 12/28/98    131,558   446,516           NA             NA        771,861
  Fidelity VIP Overseas                01/28/87    130,570   431,661      730,839      1,613,520      2,645,990
  Janus Aspen Series Aggressive
    Growth                             09/13/93    129,935   419,821      717,763             NA      1,626,776
  Janus Aspen Series Worldwide Growth  09/13/93    129,835   428,741      731,019             NA      1,658,997
  MFS(R) New Discovery Series          05/01/98    128,691   431,514           NA             NA        746,592
  Neuberger Berman AMT Mid-Cap Growth  11/03/97    129,319   427,245      730,272             NA        922,571
  Van Eck Worldwide Hard Assets        09/01/89    132,039   445,013      752,889      1,635,031      2,338,884
HIGHEST RISK
  Van Kampen UIF Emerging Markets
    Equity                             10/01/96    131,180   434,749      738,429             NA      1,109,643
------------------------------------------------------------------------------------------------------------------

(1)
 Performance data shown represents past performance and is not a guarantee of future results. Due to market volatility, current performance may be more or less than the figures shown. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested and the deduction of portfolio investment management and operating expenses. It does not reflect the policy's sales expense charge, state and federal tax charges, monthly contract charge, per $1,000 of face amount charge, mortality and expense risk charge and cost of insurance charges. Had these expenses been deducted, total returns would be lower. Consequently, the returns shown are greater than actual returns that would have been achieved under the policy during the periods shown. The advisors to some of the Investment Divisions have assumed or reduced some of those Portfolios' fees and expenses. Had these expenses not been assumed or reduced, the total return for these Investment Divisions would have been lower.
(2)
 The Inception Date is the date the underlying portfolio was established, not the date the portfolio was added as an Investment Division to the Separate Account. NYLIAC Pinnacle VUL and NYLIAC Pinnacle SVUL were first introduced for sale on 6/11/01. For the period from the Inception Date, until June 11, 2001, values assume that the NYLIAC Pinnacle VUL and NYLIAC Pinnacle SVUL policies were available, which they were not.
(3)
 The Investment Divisions offered through NYLIAC Pinnacle VUL and NYLIAC Pinnacle SVUL are different from mutual funds that may have similar names but are available directly to the public. Investment results will vary.
(4)
 An investment in the MainStay VP Cash Management Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency and there can be no assurance that the Portfolio will be able to maintain a stable net asset value.
(5)
 The policy values assume a $100,000 annual premium that is allocated to each individual Investment Division. It also assumes the insured is a 50 year-old male preferred risk class, a level death benefit option with a policy face amount of $5,000,000 purchased on the day that the underlying Portfolio was established.
(6)
 Performance reflects how the investment experience of the Separate Account's underlying Portfolios would have affected the policy cash value of hypothetical policies held for the specified time periods. The Policy Values and Rates of Return are based on the gross premium illustrated and reflect the policy's current charges and expenses. These include the policy's sales expense charge (for premiums paid up to the target premium: 56.75% in the first policy year, 26.75% for policy years 2-5, 1.75% for policy year 6, and for policy years 7 and beyond the charge is 0.75%; and for premiums paid in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond), a state tax charge (2.00% from all premiums paid), a federal tax charge (1.25% from all premiums paid for non-qualified policies), a monthly contract charge ($100 in the first policy year and $25 in policy years 2 and beyond is deducted from the policy cash value monthly), a per $1,000 of face amount charge ($0.03 per $1,000 of the policy's face amount and any term rider insurance benefit, is deducted from the policy cash value monthly), a mortality and expense risk charge (deducted monthly from the assets in the separate account: up to .55% in policy years 1-20, up to .35% in policy years 21 and beyond), cost of insurance charges, and total portfolio operating expenses. If guaranteed charges and expenses were used, the results would have been lower. Current charges represent the amount we charge today. Guaranteed charges represent the amount we have right to charge.
(7)
 The policy values assume a $200,000 annual premium that is allocated to each individual Investment Division. It also assumes the insureds are a 50 year-old male preferred risk class and a 50 year-old female preferred risk class, a level death benefit option with a policy face amount of $10,000,000 purchased on the day that the underlying Portfolio was established.

    We recommend that you obtain a personalized illustration which takes into account the amount of insurance purchased, complete charges and expenses under the policy, gender, age, sex, and underwriting classification of the insured(s).

                            PART C. OTHER INFORMATION

ITEM 27.         EXHIBITS

                 Board of Directors Resolution

(a) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.

(c)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.

(c)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 33-87382), and incorporated herein by reference.

(d)              Contracts.

(d)(1) Form of Policy for Flexible Premium Variable Universal Life Insurance Policies (No. 300-80) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (5) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(2) Form of Policy for Flexible Premium Survivorship Variable Universal Life Insurance Policies (No. 300-81) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(3) Form of Policy for Flexible Premium Variable Universal Life Insurance Policies (No. 300-82) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (5)(b) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(4) Form of Policy for Flexible Premium Survivorship Variable Universal Life Insurance Policies (No. 300-83) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(c) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(5) Supplementary Term Rider (STR) (No. 300-900) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(d) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(6) Supplementary Term Rider (STR) (No. 300-901) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(e) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(7) Scheduled Term Insurance Rider (STIR) (No. 300-902) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(f) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(8) Scheduled Term Insurance Rider (STIR) (No. 300-903) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(g) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(9) Life Extension Benefit (LEB) Rider (No. 300-904) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(h) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(10) Life Extension Benefit (LEB) Rider (No. 300-905) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(i) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(11) Life Extension Benefit II (LEB II) Rider (No. 302-908) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(j) to Post-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 10/4/02 and incorporated herein by reference.

(d)(12) Life Extension Benefit II (LEB II) Rider (No. 302-909) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(k) to Post-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 10/4/02 and incorporated herein by reference.

(d)(13) Scheduled Supplementary Term Insurance (SSTR) Rider (No. 303-915) - Filed herewith.

(d)(14) Scheduled Supplementary Term Insurance (SSTR) Rider (No. 303-916) - Filed herewith.

(e)              Applications.

(e)(1) Form of application for a Policy - Regulation S-T, 17 CFR 232.102(e) as Exhibit (10) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(f)              Depositor's Certificate of Incorporation and By-Laws.

(f)(1) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(f)(2) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(g)              Reinsurance Contracts.

                 To be filed by post-effective amendment.

(h)              Participation Agreements.

(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(2) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(3) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(4) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(5) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(6) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(7) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment
                 No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(8) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No.
                 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(9) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No.
                 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(10) Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management
                 LLC - Previously filed in accordance with Regulation S-T, 17CFR
                 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(12) Form of Participation Agreement among American Century Variable Portfolios, Inc.; American Century Investment Management, Inc.; American Century Investment Services, Inc.; American Century Services Corporation; and NYLIAC - Previously filed in accordance with Regulation S-T, 19 CFR 232.102(e) as Exhibit
                 (9)(b)(12) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(13) Form of Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(14) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.


(i)              Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7) Service Agreement between American Century Investment Services, Inc. and NYLIAC - Filed herewith.

(i)(8) Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC - Filed herewith.

(i)(9)           Services Agreement between Neuberger Berman Management, Inc.
                 and NYLIAC - Filed herewith.

(i)(10) Administrative and Shareholder Services Agreement between Van Eck Worldwide Insurance Trust and NYLIAC - Filed herewith.

(i)(11) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC
                 - Filed herewith.

(j)              Other Material Contracts.

(j)(1) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) for the following, and incorporated herein by reference:

                 Jay S. Calhoun, Vice President, Treasurer and Director
                   (Principal Financial Officer)
                 Richard M. Kernan, Jr., Director
                 Robert D. Rock, Senior Vice President and Director
                 Frederick J. Sievert, President and Director (Principal
                   Executive Officer)
                 Stephen N. Steinig, Senior Vice President, Chief Actuary and
                   Director
                 Seymour Sternberg, Director

(j)(2) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(j)(3) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as
                 Exhibit 8 (d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(j)(4) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit (10)(e) to Registrant's Post-Effective Amendment No. 6 on Form N-4 and incorporated herein by reference for the following:

                 George J. Trapp, Director
                 Frank M. Boccio, Director
                 Phillip J. Hildebrand, Director
                 Michael G. Gallo, Director
                 Solomon Goldfinger, Director
                 Howard I. Atkins, Director


(j)(5) Power of Attorney for John A. Cullen, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
                 (10)(f) to Post-Effective Amendment No. 21 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 2-86083), and incorporated herein by reference.

(j)(6) Power of Attorney for Gary G. Benanav, Director and Executive Vice President - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(o) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-47728) filed 10/11/00 and incorporated herein by reference.

(j)(7) Power of Attorney for Theodore A. Mathas, Director - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(h) to Post-Effective Amendment No. 13 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I(File No. 033-53342), filed 10/3/01 and incorporated herein by reference.

(j)(8) Power of Attorney for Anne F. Pollack, Director, Senior Vice President and Chief Investment Officer - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(r) to Post-Effective Amendment No. 11 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-79309), filed 1/24/02 and incorporated herein by reference.

(j) (9) Power of Attorney for Michael E. Sproule, Director- Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (9)(m) to Post-Effective Amendment No. 4 to registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I
                 (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(j)(10) Power of Attorney for Carmela Condon, Vice President and Controller of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.


(k)              Legal Opinion.

                 Opinion and consent of Thomas F. English, Esq.

                 To be filed by post-effective amendment.

(l)              Actuarial Opinion.

                 Not applicable.

(m)              Calculation.

                 Not applicable.

(n)              Other Opinions.

(n)(1)           Consent of Pricewaterhouse Coopers LLP

                 To be filed by post-effective amendment.

(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.

                 Not applicable.

(q)              Redeemability Exemption.

                 To be filed by post-effective amendment.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.



         Name:                                          Title:
         -----                                          ------
         Frank M. Boccio                                Director and Senior Vice President
         Michael Gallo                                  Director and Senior Vice President
         Solomon Goldfinger                             Director, Senior Vice President and Chief Financial Officer
         Phillip J. Hildebrand                          Director and Executive Vice President
         Theodore A. Mathas                             Director
         Anne F. Pollack                                Director, Senior Vice President and Chief Investment Officer
         Robert D. Rock                                 Director and Senior Vice President
         Frederick J. Sievert                           Director and President
         Michael E. Sproule                             Director
         Seymour Sternberg                              Director
         George J. Trapp                                Director
         Gary G. Benanav                                Executive Vice President and Chairman of Taiwan Branch
         Gary E. Wendlandt                              Executive Vice President
         Jay S. Calhoun                                 Senior Vice President and Treasurer
         Judith E. Campbell                             Senior Vice President and Chief Information Officer
         Patrick Colloton                               Senior Vice President
         John A. Cullen                                 Senior Vice President
         Sheila K. Davidson                             Senior Vice President and General Counsel
         Thomas F. English                              Senior Vice President and Deputy General Counsel
         Melvin J. Feinberg                             Senior Vice President
         Robert J. Hebron                               Senior Vice President
         Gerald Kaplan                                  Senior Vice President and Tax Counsel
         Theodore Mathas                                Senior Vice President and Chief Operating Officer
         Barbara McInerney                              Senior Vice President in charge of Corporate Compliance
         John R. Meyer                                  Senior Vice President
         Frank J. Ollari                                Senior Vice President
         Richard C. Schwartz                            Senior Vice President
         Joel M. Steinberg                              Senior Vice President and Chief Actuary
         Stephen N. Steinig                             Senior Vice President and Actuary
         Howard Anderson                                Vice President
         David Bangs                                    Vice President
         Stephen A. Bloom                               Vice President and Chief Underwriter
         David Boyle                                    Vice President
         William Cheng                                  Vice President
         Henry Ciapas                                   Vice President
         Camille Condon                                 Vice President and Controller
         Mark A. Gomez                                  Vice President and Associate General Counsel
         Jane L. Hamrick                                Vice President
         Thomas Haubenstricker                          Vice President
         Matthew M. Huss                                Vice President
         Joseph Hynes                                   Vice President
         Robert Hynes                                   Vice President
         John Iacovino                                  Vice President and Medical Director
         David Krystel                                  Vice President
         Edward Linder                                  Vice President
         Daniel J. McKillop                             Vice President
         Gary J. Miller                                 Vice President
         Michael M. Oleske                              Vice President and Tax Counsel
         Micheal J. Oliviero                            Vice President - Tax
         Andrew N. Reiss                                Vice President and National Sales Manager
         Georgene Sfraga Panza                          Vice President
         David Skinner                                  Vice President
         Carol Springsteen                              Vice President
         John Swenson                                   Vice President
         Mark W. Talgo                                  Vice President
         Thomas J. Troeller                             Vice President and Attorney
         Jonathan Wooley                                Vice President
         Robert Ziegler                                 Vice President
         Richard W. Zuccaro                             Vice President
         Catherine A. Marrion                           Secretary

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.


                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland


Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

New York Life Investment Management Institutional Funds(1)             Delaware

McMorgan Funds(1)                                                      Delaware

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

Monitor Capital Advisors Funds, LLC (3)                                Delaware

New York Life Insurance and Annuity Corporation                        Delaware

NYLIFE LLC                                                             Delaware
     Avanti Corporate Health Systems, Inc.                             Delaware
        Avanti of the District, Inc.                                   Maryland
     Eagle Strategies Corp.                                            Arizona

--------

         (1) Registered investment company as to which New York Life ("NYL") and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only.


         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.



         (3) New York Life Investment Management LLC provides management services to Monitor Capital Advisors Funds, LLC (Large Cap Equity Index Fund), which is a Delaware limited liability company designed to provide investment results that correspond to the total return performance of the S&P 500 Composite Stock Index. The sole investor in this limited liability company is New York Life.



--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     New York Life International Investment Inc.                       Delaware
         Monetary Research Ltd.                                        Bermuda
         NYL Management Limited                                        United Kingdom
     New York Life International Investment Asia Ltd.                  Mauritius
     NYLUK I Company                                                   United Kingdom
         New York Life (U.K.) Limited                                  United Kingdom

         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             Gresham Unit Trust Managers                               United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
             WLIC                                                      United Kingdom
             W(UK)HC Limited                                           United Kingdom
             W Financial Services                                      United Kingdom
             W Home Loans                                              United Kingdom
             W Trust Managers                                          United Kingdom
             WIM                                                       United Kingdom
             WFMI                                                      United Kingdom
     New York Life Trust Company                                       New York
     New York Life Trust Company, FSB                                  Federal Savings Bank
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     WellPath of Arizona Reinsurance Company                               Arizona
     NYLCare NC Holdings, Inc.                                             Delaware
     NYLIFE Refinery Inc.                                                  Delaware
     NYLIFE Securities Inc.                                                New York
     NYLIFE Structured Asset Management Company Ltd.                       Texas



     Prime Provider Corp.                                                  New York
         Prime Provider Corp. of Texas                                     Texas
     NYLINK Insurance Agency Incorporated                                  Delaware
         NYLINK Insurance Agency of Alabama, Incorporated                  Alabama
         NYLINK Insurance Agency of Hawaii, Incorporated                   Hawaii
         NYLINK Insurance Agency of Massachusetts, Incorporated            Massachusetts
         NYLINK Insurance Agency of Montana, Incorporated                  Montana
         NYLINK Insurance Agency of Nevada, Incorporated                   Nevada

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
    (NYLINK Insurance Agency subsidiaries cont.)
         NYLINK Insurance Agency of New Mexico, Incorporated           New Mexico


         NYLINK Insurance Agency of Washington, Incorporated           Washington

         NYLINK Insurance Agency of Wyoming, Incorporated              Wyoming



New York Life Investment Management Holdings LLC                       Delaware

     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, L.L.C.                        Delaware
         New York Life Capital Partners II, L.L.C.                     Delaware
         NYLIM Mezzanine Partners GP, LLC                              Delaware
     MacKay Shields LLC                                                Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
     NYLIFE Distributors Inc.                                          Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
     Madison Capital Funding LLC                                       Delaware
     McMorgan & Company LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, Inc.                                      Delaware
    New York Life Securities Investment Consulting Co., Ltd.           Taiwan
    New York Life Insurance Taiwan Corporation                         Taiwan
New York Life International, LLC                                       Delaware
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                  99.95%
              Operada FMA, S.A. de C.V.                                Mexico                     99%
    NYLIFE Thailand, Inc.                                              Delaware
       Siam Commercial New York Life Insurance Public Company          Thailand                45.29%
          Limited (4)
    Siam Commercial New York Life Insurance Public Company             Thailand                23.73%
       Limited
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Limited                                    South Korea
    P.T. Asuransi Jiwa Sewu-New York Life (5)                          Indonesia                  50%
    New York Life International India Fund (Mauritius) LLC             Mauritius                  90%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Ltd.                          Mauritius
    New York Life Insurance (Philippines), Inc.                        Philippines
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                  99.99%
         Centro de Capacitacion Monterrey, A.C.                        Mexico                 99.791%

    NYL International Reinsurance Company Ltd.                         Bermuda
New York Life BioVenture Partners LLC                                  Delaware
Silver Spring, LLC                                                     Delaware
Biris Holdings LLC.                                                    Delaware



         (4) Held through controlled Thai nominee holding company.


         (5) NYL takes the position that neither NYL nor any of its affiliates controls this entity. It is included for informational purposes only.

ITEM 30.          INDEMNIFICATION

      Reference is made to Article VIII of the Depositor's By-Laws.


      New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $150 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.


      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 31.          PRINCIPAL UNDERWRITERS

      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors Inc. is currently acting as underwriter:

          NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.

      The business address of each director and officer of NYLIFE Distributors Inc. is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     Names of Directors and Officers                 Positions and Offices with Underwriter
     -------------------------------                 --------------------------------------
     Jefferson C. Boyce                              Director
     Michael G. Gallo                                Director and Senior Vice President
     Phillip J. Hildebrand                           Director
     Robert D. Rock                                  Director and Senior Vice President
     Gary E. Wendlandt                               Director
     Stephen C. Roussin                              Director, Chairman and President
     Robert E. Brady                                 Director and Vice President
     Peter Moeller                                   Executive Vice President
     Patrick P. Boyle                                Senior Vice President
     Marc Brookmen                                   Senior Vice President
     Derek Burke                                     Chief Compliance Officer
     Jay S. Calhoun                                  Senior Vice President and Treasurer
     Thomas J. Warga                                 Senior Vice President and General Auditor
     Barbara McInerney                               Senior Vice President
     Wendy Fishler                                   Senior Vice President
     Stanley Metheney                                Senior Vice President
     David J. Krystel                                Vice President
     Linda M. Livornese                              Vice President
     Michael Quatela                                 Vice President
     Nathan Ronen                                    Vice President
     Richard Zuccaro                                 Vice President
     Albert Leier                                    Vice President - Financial Operations and Chief Financial Officer
     Scott T. Harrington                             Corporate Vice President
     Arphiela Arizmendi                              Corporate Vice President
     Antoinette B. Cirillo                           Corporate Vice President
     Thomas J. Murray, Jr.                           Corporate Vice President
     Robert A. Anselmi                               Secretary

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-


ITEM 32.          LOCATION OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 33.          MANAGEMENT SERVICES.

                  Not applicable.


ITEM 34.          FEE REPRESENTATION.



      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Pinnacle Variable Universal Life and NYLIAC Pinnacle Survivorship Variable Universal Life Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                   SIGNATURES

      Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 12th day of February, 2003.

                                              NYLIAC VARIABLE UNIVERSAL LIFE
                                              SEPARATE ACCOUNT-I
                                                   (Registrant)

                                              By:  /s/ Robert J. Hebron
                                                   -----------------------------
                                                   Robert J. Hebron
                                                   Senior Vice President


                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)

                                              By:  /s/ Robert J. Hebron
                                                   -----------------------------
                                                   Robert J. Hebron
                                                   Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



     Frank M. Boccio*               Director

     Carmela Condon*                Vice President and Controller (Principal
                                    Accounting Officer)

     Michael G. Gallo*              Director

     Solomon Goldfinger*            Director and Chief Financial Officer

     Phillip J. Hildebrand*         Director

     Theodore A. Mathas*            Director

     Anne F. Pollack*               Director

     Robert D. Rock*                Director

     Frederick J. Sievert*          Director and President

     Michael E. Sproule*            Director

     Seymour Sternberg*             Director

     George J. Trapp*               Director


*By:      /s/ Robert J. Hebron
      ----------------------------------
      Robert J. Hebron
      Attorney-in-Fact
      February 12, 2003


* Pursuant to Powers of Attorney previously filed.

                                 EXHIBIT INDEX

Exhibit Number                     Description

(d)(13)             Scheduled Supplementary Term Insurance (SSTR) Rider
                    (No. 303-915)

(d)(14)             Scheduled Supplementary Term Insurance (SSTR) Rider
                    (No. 303-916)

(i)(7)              Service Agreement between American Century Investment
                    Services, Inc. and NYLIAC

(i)(8)              Administrative Services Agreement between Massachusetts
                    Financial Services Company and NYLIAC

(i)(9)              Services Agreement between Neuberger Berman Management, Inc.
                    and NYLIAC

(i)(10)             Administrative and Shareholder Services Agreement between
                    Van Eck Worldwide Insurance Trust and NYLIAC

(i)(11)             Addendum to the Participation Agreement among Calvert
                    Variable Series, Inc., Calvert Asset Management Company,
                    Inc. and NYLIAC
